                              ANNUAL REPORT
                          ----------------------------
                              DECEMBER 31, 1995

                              Allmerica Select Life



                              [ALLMERICA LOGO]

               ALLMERICA SELECT  GIVES YOU ACCESS TO SOME OF THE
             WORLD'S LEADING MONEY MANAGERS, SELECTED AND MONITORED
                        BY INDEPENDENT INDUSTRY EXPERTS.

        IT OFFERS YOU AN ARRAY OF ADVANTAGES TYPICALLY RESERVED FOR THE
          NATION'S LARGEST AND MOST SOPHISTICATED INVESTORS INCLUDING:

              ACCESS TO A RANGE OF HIGHLY RESPECTED MONEY MANAGERS.


       THE COMPREHENSIVE RESEARCH CAPABILITIES OF A NATIONALLY RECOGNIZED PENSION CONSULTING FIRM, TO HELP IDENTIFY THE MOST QUALIFIED AND BEST SUITED
          MONEY MANAGERS REPRESENTING A RANGE OF INVESTMENT APPROACHES.

      THE OPPORTUNITY TO DIVERSIFY ACROSS ASSET CATEGORIES AND INVESTMENT
                 STYLES - TO BETTER MEET YOUR INVESTMENT NEEDS.

           OBJECTIVE MONITORING OF THE MONEY MANAGERS' PERFORMANCE BY
          ALLMERICA SELECT'S MANAGER EVALUATION COMMITTEE, MADE UP OF
                   HIGHLY EXPERIENCED INDUSTRY PROFESSIONALS.

           PERSONALIZED PERFORMANCE REPORTS AND TIMELY MARKET UPDATES
                           TO HELP KEEP YOU ON TARGET.

         SIGNIFICANT TAX ADVANTAGES, INCLUDING TAX-DEFERRED GROWTH AND
                 TAX-FREE TRANSFERS BETWEEN INVESTMENT OPTIONS.

GENERAL INFORMATION
----------------------------------------

OFFICERS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY Richard M. Reilly, President and CEO
Eric A. Simonsen, Vice President and CFO
Abigail M. Armstrong, Secretary
     and Counsel

INVESTMENT MANAGER
Allmerica Investment
      Management Co., Inc.
440 Lincoln Street
Worcester, MA 01653

GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

INDEPENDENT ACCOUNTANT
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

CUSTODIAN
Bankers Trust Company
16 Wall Street
New York, NY 10005

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive
P.O. Box 5108
Westboro, MA 01581-5108

OFFICERS OF ALLMERICA
INVESTMENT TRUST (AIT)
Richard M. Reilly, President
Robert T. Stemple, Vice President,
      Treasurer and Principal
      Accounting Officer
BOARD OF TRUSTEES OF AIT
John F. O'Brien, Chairman
Russell E. Fuller
Gordon Holmes
John D. Hunt
John Kavanaugh
Attiat F. Ott
Richard M. Reilly
Ranne P. Warner
Thomas S. Zocco

INVESTMENT SUB-ADVISERS
Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653
     MONEY MARKET FUND

Bank of Ireland
     Asset Management Limited
2 Greenwich Plaza
Greenwich, CT 06830
 SELECT INTERNATIONAL EQUITY FUND

Janus Capital Corporation
100 Fillimore Street - Suite 300
Denver, CO 80206
 SELECT CAPITAL APPRECIATION FUND

John A. Levin & Co., Inc.
One Rockefeller Plaza
New York, NY 10020
 SELECT GROWTH & INCOME FUND

Nicholas-Applegate Capital Management
501 West Broadway - Suite 2000
San Diego, CA 92101
 SELECT AGGRESSIVE GROWTH FUND

Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101
 SELECT GROWTH FUND

Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111
 SELECT INCOME FUND

INVESTMENT ADVISERS

Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02108
 FIDELITY VIP GROWTH PORTFOLIO
 FIDELITY VIP EQUITY-INCOME PORTFOLIO
 FIDELITY VIP HIGH INCOME PORTFOLIO

Rowe Price-Fleming International, Inc.
100 E. Pratt Street
Baltimore, MD 21202
 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                                    CONTENTS
--------------------------------------------------------------------------------

A LETTER FROM THE CHAIRMAN . . . . . . . . . . . . . . . . . . . . . . . . . . 2

PERFORMANCE SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW. . . . . . . . . . . . . . . . 4
SELECT INTERNATIONAL EQUITY FUND . . . . . . . . . . . . . . . . . . . . . . . 6
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO. . . . . . . . . . . . . . . . . . 7
SELECT AGGRESSIVE GROWTH FUND. . . . . . . . . . . . . . . . . . . . . . . . . 8
SELECT CAPITAL APPRECIATION FUND . . . . . . . . . . . . . . . . . . . . . . . 9
SELECT GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
FIDELITY VIP GROWTH PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . .11
SELECT GROWTH AND INCOME FUND. . . . . . . . . . . . . . . . . . . . . . . . .12
FIDELITY VIP EQUITY-INCOME PORTFOLIO . . . . . . . . . . . . . . . . . . . . .13

BOND MARKET OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
FIDELITY VIP HIGH INCOME PORTFOLIO . . . . . . . . . . . . . . . . . . . . . .16
SELECT INCOME FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

MONEY MARKET OVERVIEW. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
Money Market Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19


FINANCIALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

FOR FURTHER INFORMATION, SEE THE ACCOMPANYING ANNUAL REPORTS.

                           A LETTER FROM THE CHAIRMAN

Dear Client:

It's remarkable how much can change in a year. After disappointing returns in all sectors of the market for 1994, 1995 brought historic gains in both the stock and bond markets.

    One look at several of the leading indices quickly shows just how phenomenal these gains were. Fueled primarily by tremendous advances in the technology and financial sectors, the Standard & Poor's 500-Registered Trademark-, an unmanaged index of the 500 leading stocks, capped the year with a total return of 37.5%. Nearly matching the stock market's record returns, 30-year U.S. Treasury bonds provided a total return of 34.15%. Investment grade corporate bonds also turned in an exceptionally strong performance - with a total return of 21.2% for the year, as measured by the Merrill Lynch Fixed Income Index.

   What nurtured this growth in both the equity and fixed income markets was a somewhat unusual combination of events. While interest rates declined, corporate earnings soared. And while inflation remained modest, the dollar strengthened.

   This year, I was particularly pleased with the ability of the money managers to capitalize on these favorable conditions. However, as welcome as 1995's rebound has been, it also underscores the cyclical nature of the financial markets. To cushion yourself against this inevitable volatility, I encourage you to remain focused on long-term results. By maintaining a long-term perspective, you won't be easily tempted to overreact to short-term performance. Think for a moment about those investors who responded to 1994's disappointing results by abandoning their investments early in 1995. Because they sold at market lows, these investors not only lost money early in the year - they also lost out on tremendous earnings potential throughout the year.

   Of course, no one can predict what's ahead for 1996. However, given 1995's record gains, it would be unrealistic to expect a repeat in 1996. It's important to keep in mind, though, that it is this volatility that presents opportunities.

   At Allmerica, we look forward to continuing to provide you with a broad array of products offering investment options managed by some of the world's leading investment advisers. Not only are we committed to carefully selecting each manager, we're also focused on continually monitoring their performance - ensuring they continue to earn their place on Allmerica's elite roster.

On behalf of the Board of Directors,


/s/  John F. O'Brien

John F. O'Brien
Chairman
Allmerica Financial Life Insurance and Annuity Company


________________________________________________________________________________

"AS WELCOME AS 1995'S REBOUND HAS BEEN, IT ALSO UNDERSCORES THE CYCLICAL NATURE OF THE FINANCIAL MARKETS. TO CUSHION YOURSELF AGAINST THIS INEVITABLE VOLATILITY, I URGE YOU TO REMAIN FOCUSED ON LONG-TERM RESULTS."
________________________________________________________________________________

                               PERFORMANCE SUMMARY

       ALLMERICA SELECT LIFE - AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

     FOR EASY REFERENCE, THE YEAR-END RETURNS FOR THE ALLMERICA SELECT LIFE
                        SUBACCOUNTS ARE SUMMARIZED BELOW.
         KEEP IN MIND THAT THESE RETURNS ARE NET OF ALL PRODUCT CHARGES.
        FOR RETURNS THAT DO NOT REFLECT THE DEDUCTION OF PRODUCT CHARGES,
      PLEASE REFER TO THE INDIVIDUAL PORTFOLIO REVIEWS BEGINNING ON PAGE 6.

                                              ONE          LIFE OF
SUBACCOUNTS                                  YEAR          SUBACCT
------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select International Equity Fund(1)           N/A           12.46%
Select Aggressive Growth Fund(1)              N/A           23.98%
Select Capital Appreciation Fund(1)           N/A           38.56%
Select Growth Fund(1)                         N/A           17.32%
Select Growth & Income Fund(1)                N/A           20.07%
Select Income Fund(1)                         N/A            9.94%
Money Market Fund(1)                          N/A            3.23%

ROWE PRICE-FLEMING INTERNATIONAL, INC.
T. Rowe Price International
 Stock Portfolio(1)                           N/A            3.40%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIPF AND VIPFII)
Fidelity VIP Growth Portfolio(1)              N/A           23.98%
Fidelity VIP Equity-Income Portfolio(1)       N/A           19.58%
Fidelity VIP High Income Portfolio(1)         N/A           10.06%

ALLMERICA SELECT LIFE

Upon surrender, a policy issued to a 36 year-old male, non-smoker for $250,000 with an $3,300 premium would be subject to a contingent deferred sales charge representing the following percentages of cumulative premiums:

 1 YEAR         2 YEARS       3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------
 87.4%          43.7%         25.5%           10.9%         0.0%


For the same policy described above, the cost of insurance, which assures beneficiaries receive the full benefit payable through the policy,would represent the following percent-age of cumulative premiums:

 1 YEAR         2 YEARS       3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------
 12.6%          6.7%          4.7%            3.2%           2.1%



Performance figures given above are for the subaccounts of Allmerica Select which invest in the underlying funds listed.

Performance numbers in this report are historic and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1. Inception April 28, 1995

The performance figures shown do not reflect cost of insurance because the cost can vary with an insured's age and health, among other factors. An example showing the percentage of a premium that cost of insurance can represent is included next to the performance chart.

All funds are not available in all states.

FOR MORE INFORMATION ABOUT THE PERFORMANCE OF THE UNDERLYING FUNDS, SEE THE PERFORMANCE REVIEWS BEGINNING ON PAGE 6.

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW

1990-1991: Economic recession in the United States. A deep depression affects much of the former Soviet bloc countries.

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets.

1995: Favorable economic conditions result in tremendous gains for the U.S. equity market. Europe turns in strongest performance of international equity markets.

     In 1995, an unusual convergence of economic conditions created the most favorable environment for the U.S. equity market in years. While interest rates fell, corporate earnings expanded. And while inflation remained modest, the dollar strengthened.

     Thanks to this extraordinary combination of conditions, every sector of the equity market produced gains in 1995 far above their historic averages. In general, those equity funds that favor growth investing approaches outperformed those that follow low valuation strategies.

     The most dramatic growth story, however, was in the large capitalization sector. Blue chip stocks sharply outperformed both their annual averages as well as the small- and mid-capitalization indices.

     The advance in the equity market was largely fueled by a rally in high technology stocks. Within this sector, stocks issued by companies benefiting from the increased demand for computing, networking and communication capabilities fared particularly well. The banking industry was also a top performer in 1995, as near record profitability levels and takeover activity spurred stock price increases.

     Twice during the year, the equity market's phenomenal growth set new milestones for the Dow Jones Industrial Average (DJIA). In February, the DJIA broke through the 4000 point barrier. And just nine months later in November, it topped 5000 for the first time in history.

     Throughout this tremendous growth period, assets streamed into stock funds. By year end, total stock fund assets reached a record $1.24 trillion, up more than 43% from 1994.

     Much of this rise can be attributed to increased participation in 401(k) and pension plans. As fund managers began to put this influx of assets to work, demand for stocks increased - driving stock prices even higher.


[GRAPHIC]

Profits surge at U.S. corporations, initiating historic gains in corporate stocks.

Dow Jones Industrial Average breaks 4000 barrier, powered by an emerging tech rally.

[GRAPHIC]

--------------------------------------------------------------------------------
1995      JAN 95          FEB 95          MAR 95          APR 95         MAY 95
--------------------------------------------------------------------------------

Confidence builds that Federal Reserve has succeeded in engineering a "soft landing".

[GRAPHIC]

Technology stocks soar as demand increases for computer, networking, and communication capabilities.

     In the fourth quarter, the U.S. equity market finally began to slow, as technology and telecommunications stocks showed some weakness. The Standard & Poor's 500, an unmanaged index of the 500 leading stocks, still managed a gain of 6.9% for the quarter - topping off a climb of 37.5% for the year, its best year since 1958.

     Given that the U.S. equity markets have all performed far above their averages for the year, market adjustments are a distinct possibility. While the fundamental outlook for equities remains optimistic, profitability levels have reached historic highs. Some corporations have already experienced difficulty in achieving earnings estimates. Any trend of this sort could serve as a catalyst for a market correction.

     In the international equity market, 1995 produced widely divergent returns. In general, Europe delivered the year's best gains while the Pacific Rim brought in mixed results.

     Europe's top-performing market was the United Kingdom (UK). Contributing to the UK's strong results were increased merger activity, a favorable interest rate environment, enhanced political stability (following Prime Minister John Major's mid-year emergence as the Conservative Party's leader), and continued strength in the U.S. equity market.

     In continental Europe, most major markets experienced strong advances - with the notable exceptions of France and Italy, both rocked by political uncertainty. The French market was also hurt by the impact of a strong currency and a high budget deficit. However, low inflation, declining interest rates and growing investor confidence sparked rallies in Switzerland, the Netherlands, Spain, Sweden and Ireland.

     In the Far East, the largest single market, Japan, ended the year up 1.4% - a result that masked considerable volatility during the year. Relative market strength in the second half of the year counter-balanced the market's poor performance in the first half of the year. While the Yen's decline provided much needed relief to Japan's export sector, the banking crisis and other economic problems continued to depress stock prices.

     After a weak start, smaller Far Eastern markets gained some ground initially - only to retreat later in the year. In an attempt to prevent overheated economic growth, local governments tightened the money supply which in turn slowed equity advances.

     In Latin America, markets were generally weak in 1995. However, by the end of the year, the worst performers, Mexico and Brazil, recovered well from their early 1995 lows.

     Moving into 1996, prospects for the overall international equity market look promising - as long as major world economies continue to experience steady growth.


[GRAPHIC]

Japan begins to recover from earlier slump, although Nikkei closes year up only 1.4%.

International markets produce widely varying results, with Europe proving to be the year's top performer.

[GRAPHIC]

--------------------------------------------------------------------------------
            JUNE 95   JULY 95   AUG 95    SEPT 95   NOV 95    DEC 95
--------------------------------------------------------------------------------

[GRAPHIC]

[GRAPHIC]

Dow Jones Industrial Average tops 5000 for the first time in history.

Stock fund assets reach a record $1.24 million, up 43% for the year.

                        SELECT INTERNATIONAL EQUITY FUND

INVESTMENT SUB-ADVISER:
Bank of Ireland Asset Management
Limited

ABOUT THE FUND:
Invests in companies around the world based on fundamental value and strong opportunities for growth.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Select International Equity Fund                          19.63%
Morgan Stanley EAFE Index                                 11.55%
Lipper International Fund Index                            9.28%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the geographic distribution of net assets was:

United Kingdom
31.94%

Indonesia
5.60%

Switzerland
9.37%

Australia
9.48%

Netherlands                        [PIE CHART]
10.85%

Singapore
7.76%

Malaysia
4.37%

Cash Equivalents
2.47%

Other
18.16%



THE SELECT INTERNATIONAL EQUITY FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

Significantly outperforming both its benchmark and peer group, the Select International Equity Fund returned an impressive 19.63% for 1995.

     This success can be attributed to the Fund manager's ability to pinpoint and capitalize on the year's key international investing themes.

     In response to Europe's low interest rate environment, Bank of Ireland Asset Management(BIAM) increased the Fund's weighting in insurance and banking stocks - adding positions in Lloyds TBS Group, Barclays Bank, and General Accident. Consequently, the Fund benefited from 1995's rally within the financial services sector.

     The Fund was also well positioned to capture growth within the European health care industry - a trend triggered by strong earnings from pharmaceutical companies and increased takeover activity.

     Foreseeing opportunities in emerging communications technology, the Fund management also targeted multimedia companies. These holdings made a significant contribution to the Fund's value - as strong corporate earnings and substantial takeover activity drove stock prices upward.

     One of the Fund's only underachieving themes this year was its "Cyclical Recovery Theme." BIAM had anticipated that cyclical stocks would regain ground in 1995 as the economy rebounded. But conservative industry analysts stubbornly held to their recessionary forecasts. Given the low growth/low inflation environment, the Fund's management continues to believe many cyclical stocks have considerable upside potential in 1996.

     The Fund's Far East holdings also performed well - particularly in the consumer spending and financial services areas. Going forward, management will look to increase its weighting in this region, except in Japan, where recovery may be somewhat delayed.

     In general, BIAM is optimistic that the world's major economies will continue to experience steady economic growth in 1996 - providing continuing opportunities for international investors.

GROWTH OF A $10,000 INVESTMENT SINCE 1994

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select International Equity Fund, since its inception on May 2, 1994, to a similar group of investments: the Morgan Stanley EAFE Index and the Lipper International Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE MORGAN STANLEY EAFE INDEX IS AN UNMANAGED INDEX OF EUROPEAN, AUSTRALIAN & FAR EAST STOCKS. THE LIPPER INTERNATIONAL FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST BROADLY INVESTED FUNDS WITHIN THE INTERNATIONAL FUND CATEGORY. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

In 1995, the T. Rowe Price International Stock Portfolio successfully capitalized on the growth in selected international markets, turning in an 11.18% return for the year.

     The biggest contributor to the Portfolio's solid performance was its management's strategic stock selection. Applying fundamental research techniques, Rowe Price-Fleming continued to seek out companies with above-average growth rates and below-market valuations. Positive contributions from solid stock selection were slightly offset by mixed results from the Portfolio's geographic distribution.

     In response to accelerating European economies, the Portfolio maintained approximately 50% of its holdings in Europe - which proved to be the best performing region over the calendar year. Positions within the United Kingdom, as well as throughout parts of Continental Europe, significantly added to the Portfolio's value. Over the year, shifts in this segment of the Portfolio also resulted in additional buys in France and the Netherlands.


     While the Portfolio's holdings in the Netherlands boosted overall performance, exposure to the smaller markets of the Pacific Rim and Latin America did not. Results from Brazil, Mexico and Thailand were particularly disappointing in 1995. However, the Portfolio's management feels confident that these smaller markets now seem poised to outperform other international markets once again.

     In general, Rowe Price-Fleming remains optimistic about the overall outlook for international markets for 1996. Worldwide, the economic cycle continues to trend upward, corporate earnings appear generally healthy, and valuations look reasonable in many markets. As Japan emerges from its deep recession, the Portfolio's management feels this market will again offer attractive opportunities.

     By carefully balancing the Portfolio's country allocation with strategic stock selections in targeted markets, the Portfolio's management looks to continue maximizing these international growth opportunities.

[CHART]
--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in T. Rowe Price International Stock Portfolio, since its inception on March 31, 1994, to a similar group of investments: the Morgan Stanley EAFE Index and the Lipper International Fund Index. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE MORGAN STANLEY EAFE INDEX IS AN UNMANAGED INDEX OF EUROPEAN, AUSTRALIAN & FAR EAST STOCKS. THE LIPPER INTERNATIONAL FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST BROADLY INVESTED FUNDS WITHIN THE INTERNATIONAL FUND CATEGORY. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

INVESTMENT ADVISER:
Rowe Price-Fleming International, Inc.

ABOUT THE FUND:
The Portfolio seeks long-term growth through a highly-diversified portfolio of foreign stocks.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

T. Rowe Price International
 Stock Portfolio                                          11.18%
Morgan Stanley EAFE Index                                 11.55%
Lipper International Fund Index                            9.28%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the geographic distribution of net assets was:

                             Europe
                             53.5%

                             Japan
                             24.8%

[PIE CHART]                  Far East
                             11.3%

                             Latin
                             America
                             2.6%

                             United States
                             5.1%

                             Other
                             2.7%

                          SELECT AGGRESSIVE GROWTH FUND

INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management

ABOUT THE FUND:
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock prices.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Select Aggressive Growth Fund     32.28%
Russell 2000 Index                28.45%
Lipper Capital Appreciation
 Fund Index                       30.78%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector
allocation of net assets was:

Technology
22.92%

Financial
12.15%

Chemicals & Drugs
11.02%

Electronics
10.07%
                                        [PIE CHART]
Consumer Products
9.59%

Durable Goods
5.87%

Energy
6.86%

Cash Equivalents
2.43%

Other
19.09%

THE SELECT AGGRESSIVE GROWTH FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

The Select Aggressive Growth Fund took strong advantage of the equity market's historic rise. It delivering a total return of 32.28%, sharply outperformed benchmarks for both the small- and mid-capitalization markets.

     This success can be primarily attributed to the Fund's strategic holdings in the technology arena. Its semiconductor, networking, software and equipment supplier stocks all contributed excellent double digit returns for the year.

     Three major trends fueled the growth in the Fund's technology segment. First, the increasing demand for enhanced computing capabilities proved a powerful catalyst for the growth in the Fund's semiconductor holdings.

     Secondly, the burgeoning popularity of the Internet among both corporations and individuals alike prompted the growth in the Portfolio's networking stocks. This provided strong relative strength in the fourth quarter when many technology stocks lost ground.

     Lastly, many companies' desire to upgrade their communication transmission capabilities signaled growth opportunities for equipment suppliers.

     Holdings within other market segments also significantly boosted the Fund's return - particularly in the producer/manufacturing, consumer nondurable, and retail trade areas.

     In pursuit of rising long-term values, Nicholas-Applegate focused its stock search on issues promising dramatic growth - regardless of the size of the issuing corporation. Because the best growth opportunities have historically been in the small and midcap area, the Fund's holdings tend to be concentrated in these capitalization segments. Given this concentration, the only trend the Fund did not fully participate in was the growth in blue chip stocks.

     After such tremendous growth in the equity markets, the Fund's management fully expects some market adjustments. Confident that it is well positioned for those potential fluctuations, the Fund's management will continue to seek out companies whose earnings growth appears to be sustainable over the long term.

GROWTH OF A $10,000 INVESTMENT SINCE 1992

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select Aggressive Growth Fund, since its inception on August 21, 1992, to similar group investments: The Russell 2000 Index and the Lipper Capital Appreciation Fund Index. Performance benchmarking allows investor's to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE LIPPER CAPITAL APPRECIATION FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST CAPITAL APPRECIATION MUTUAL FUNDS. THE RUSSELL 2000 INDEX IS AN UNMANAGED COMPOSITE OF 2,000 SMALL CAPITALIZATION STOCKS. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.
IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                        SELECT CAPITAL APPRECIATION FUND

In a year when profits reached an all-time high for companies represented within the S&P 500 Index, few funds could hope to even parallel the Index's record-breaking 37.53% return.

     Yet the Select Capital Appreciation Fund exceeded that benchmark - delivering a 39.56% return for the eight-month period ended December 31, 1995. This accomplishment is even more impressive in light of the fact that the fund commenced operations at the end of April - by which time the S&P 500 had already gained nearly 13%.

     Superior stock selection proved critical to the Fund's enviable returns. Utilizing extensive, bottom-up research, the Fund's management continued to favor concentrated positions in individual securities - with a particular eye for rapidly-growing companies that offer franchises.

     A number of the Fund's most significant holdings benefited from timely developments in their prospective market arenas, including:

- Paging Network. The Fund's largest position, Paging Network, signed an agreement with Sprint - giving Sprint the right to re-sell Paging Network's services. This agreement follows on the heels of Paging Network's sales agreement with MCI last spring.

- Insignia Financial. The largest real estate management company in the U.S., Insignia Financial entered into a joint venture with HFS, Inc. - another portfolio holding that franchises leading hotels and motels, including Howard Johnson's, Ramada, and Super 8. This joint venture offers attractive cross-selling opportunities to both partners.

- APS Holdings. Another one of the Fund's key positions, APS Holdings recently acquired Parts, Inc., the largest member of the Parts Plus auto parts chain. This acquisition promises to pave the way for future stock earnings.

     While there may be no market "tail wind" to ease investors into 1996, the Fund's management expects its holdings to continue generating earnings power. Since buy decisions have centered on individual companies that can grow their earnings rapidly even in a weak economy, Janus Capital feels confident that the Select Capital Appreciation Fund can weather potential long-term market changes.


GROWTH OF A $10,000 INVESTMENT SINCE 1995

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select Capital Appreciation Fund, since its inception on April 28, 1995, to a similar group of investments: the S&P 500 Index, the Russell 2000 Index and the Lipper Capital Appreciation Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD &POOR'S CORPORATION. THE RUSSELL 2000 INDEX IS AN UNMANAGED COMPOSITE OF 2,000 SMALL CAPITALIZATION STOCKS. THE LIPPER CAPITAL APPRECIATION FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS IN THE CAPITAL APPRECIATION INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.



INVESTMENT SUB-ADVISER:
Janus Capital Corporation


ABOUT THE FUND:
The Fund seeks to construct a con-
centrated portfolio of rapidly growing, reasonably valued stocks.

PERFORMANCE:
Net total return for the period ending December 31, 1995:

Select Capital
 Appreciation Fund*                                       39.56%
S&P 500 Index                                             37.53%
Russell 2000 Index                                        28.45%
Lipper Capital Appreciation
  Fund Index                                              30.78%

PORTFOLIO COMPOSITION: As of December 31, 1995, the sector allocation of net assets was:

                                        Business Services
                                        17.45%

                                        Health Services
                                        11.23%

                                        Financial
                                        10.68%

                                        Chemicals
                                        & Drugs
                                        10.45%
[PIE CHART]
                                        Telecommunications
                                        9.25%

                                        Food Services
                                        5.30%

                                        Retail
                                        4.01%

                                        Durable Goods
                                        3.74%

                                        Cash & Equivalents
                                        6.28%

                                        Other
                                        21.61%

THE SELECT CAPITAL APPRECIATION FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

*Since its inception on April 28, 1995.

                               SELECT GROWTH FUND

INVESTMENT SUB-ADVISER:
Provident Investment Counsel

ABOUT THE FUND:
Invests in companies believed to have long-term potential for strong earnings and growth.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Select Growth Fund                                        24.59%
S&P 500 Index                                             37.53%
Lipper Growth Fund Index                                  31.48%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:

Technology
24.14%

Electronics
11.46%

Financial
10.79%

Health Services
7.78%
                              [PIE CHART]
Consumer Products
6.51%

Business Services
6.42%

Chemicals & Drugs
6.27%

Telecommunications
5.05%

Cash Equivalents
10.99%

Other
10.59%



THE SELECT GROWTH FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.


Benefiting from the second and third quarter's boom in technology and financial service stocks, the Select Growth Fund returned 24.59% for 1995.

     During the first few months of the year, the Fund was negatively affected by investors' attraction to large capitalization stocks. Since the Fund is comprised primarily of faster-growing companies, it lagged the indices during the first quarter.

     However, during the second and third quarters, when investors rotated into high growth stocks, the Fund's technology and specialty finance holdings boosted overall performance.

     In the fourth quarter, the Fund again underperformed its benchmark. As investors began to worry about the sustainability of the technology sector's tremendous growth, they rotated back into large capitalization stocks in an effort to lock in their 1995 gains. In response, the Fund's management reduced exposure in this sector. However, Provident Investment Counsel believes that much of the technology "sell off" was unwarranted. So it retained key holdings in technology companies offering compelling growth prospects - including Hewlett-Packard, Oracle, and Informix. However, this strategy caused the Fund to lose ground relative to the S&P 500 Index, particularly in November and December.

     Looking ahead, the Fund's management remains optimistic about the prospects for growth stocks in general - and for companies involved in networking, client server and database businesses in particular. As the equity markets cool down, Provident Investment Counsel believes that prospects for companies with strong growth in earnings, should again heat up - enabling these holdings to achieve superior growth rates relative to their cyclical counterparts.

     While the Fund's holdings are diversified across a wide range of industries, Provident will continue to seek out stocks that share one common trait: a prospect for exceptional growth.


GROWTH OF A $10,000 INVESTMENT SINCE 1992

[CHART]
--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE   The chart above compares the value of a
$10,000 investment in the Select Growth Fund, since its inception on August 21, 1992, to a similar group of investments: the S&P 500 Index and the Lipper
Growth Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST GROWTH MUTUAL FUNDS. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                          FIDELITY VIP GROWTH PORTFOLIO

For 1995, the Fidelity VIP Growth Portfolio posted an attractive 35.36% return - outperforming the average growth portfolio for the year and nearly matching the S&P 500 Index's historic high.

     Throughout the year, the technology sector served as the primary source of the Portfolio's returns. Although technology shares were generally quite weak in the fourth quarter as business fundamentals slowed, these declines were more than offset by their exceptionally strong results in the second and third quarters.


     Tempering the positive contribution from the technology shares during the year were the Portfolio's holdings in the retail sector. Although these holdings were concentrated in specialty retailers - the group of retailers that posted the sector's strongest earnings growth - share prices still suffered. Investor concerns about retailers' excess inventory and consumers' abundant debt stubbornly clouded the entire retail category.

     Entering the first quarter of 1996, technology stocks remain the Portfolio's primary focus - although they constitute a slightly lower percentage of the Portfolio's holdings than in the final quarter of 1995.

     Since business fundamentals have slowed for many firms, share prices reflect sharply lower expectations. Thus, the Portfolio's areas of increased emphasis now include moderately higher levels of cash equivalents as well as segments of health care and retailing. This positioning reflects the management's more cautious view for the early months of 1996.

     Rather than trying to predict a turnaround in a company's earnings, the Portfolio's management will continue to seek out long-term growth stocks that demonstrate good earnings momentum or strong growth rates.

GROWTH OF A $10,000 INVESTMENT SINCE 1986

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in Fidelity VIP Growth Portfolio, since its inception on October 9, 1986, to a similar group of investments: the S&P 500 Index and the Lipper Growth Fund Index. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GROWTH INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
The Portfolio seeks growth opportunities in both small-capitalization and mid-capitalization equities.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Fidelity VIP Growth Portfolio                             35.36%
S&P 500 Index                                             37.53%
Lipper Growth Fund Index                                  31.48%

PORTFOLIO COMPOSITION:
As of November 30, 1995, the sector
allocation of net assets was:

                                        Technology
                                        43.62%

                                        Utilities
                                        9.52%

                                        Retail
                                        7.22%
[PIE CHART]
                                        Health Care
                                        5.69%

                                        Media &
                                        Leisure
                                        3.78%

                                        Industrial
                                        Machine &
                                        Equipment
                                        3.69%

                                        Other
                                        26.48%

                          SELECT GROWTH AND INCOME FUND

INVESTMENT SUB-ADVISER:
John A. Levin & Co., Inc.

ABOUT THE FUND:
A "value" approach to investing in high-quality stocks with a strong potential for growth and above-average dividend yields.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Select Growth and Income Fund                             30.32%
S&P 500 Index                                             37.53%
Lipper Growth & Income
    Fund Index                                            30.47%

PORTFOLIO COMPOSITION: As of December 31, 1995, the sector allocation of net assets was:

Financial
20.70%

Durable Goods
14.11%

Utilities
4.81%

Technology
7.18%

Energy
7.78%
                                        [PIE CHART]
Automotive
7.63%

Chemicals
& Drugs
9.94%

Consumer Products
12.41%

Cash Equivalents
8.14%

Other
7.30%

THE SELECT GROWTH AND INCOME FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

Nearly paralleling the Lipper Growth & Income Fund Index, the Select Growth and Income Fund gained 30.32% for 1995.

     For the year, the Fund's management produced few stock-specific disappointments - thanks to its thorough, bottom-up research orientation. True to its philosophy, however, John A. Levin & Co., Inc. sought to mediate risk by maintaining a diverse portfolio. This approach left the Fund underweighted in technology, which hampered growth in the first three quarters. However, it augmented performance during the fourth quarter.

     The Select Growth and Income Fund did maintain selected technology-sector holdings, although management refrained from initiating new positions. The Fund's management continues to closely monitor the technology sector, actively looking for investment candidates - particularly given the corrections sustained by the sector in the final months of 1995.

     Several of the Fund's equity holdings benefited dramatically from corporate restructuring and process re-engineering. These developments promise to boost profit margins further and help sustain recent earnings improvements.

     In its effort to construct a less volatile portfolio, the Fund's management also maintained positions in convertible securities and other specialized instruments - a diversity that was not well rewarded by the recent gains in both the bond and equity markets. However, Levin & Co. continues to believe that the future health of the market requires - and is therefore vulnerable to - an important correction.

     In seeking significant downside protection, the Fund will continue to hold positions in a broad spectrum of stocks as well as certain convertible securities and other purchases which appear to offer more predictable rates of return. The Fund's management feels confident this continued focus on diversification can offer significant gains in up markets - while enabling it to outperform its benchmarks in down markets.

GROWTH OF A $10,000 INVESTMENT SINCE 1992

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select Growth and Income Fund, since its inception on August 21, 1992, to a similar group of investments: the S&P 500 Index and the Lipper Growth & Income Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH & INCOME FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GROWTH AND INCOME INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                      FIDELITY VIP EQUITY-INCOME PORTFOLIO

Even though 1995's bull market favored more aggressive funds, the Fidelity VIP Equity-Income Portfolio posted a total return of 35.09%. This return placed the Portfolio among the top of all equity income funds, and only modestly behind the growth-oriented S&P 500 Index.

     Propelling this growth were the Portfolio's holdings in financial services and Regional Bell Operating Companies as well as in a broad group of defense and aerospace stocks. Energy holdings also boosted results earlier in the year, but generally hampered results in the second half of the year.

     While the consumer nondurable issues held by the Portfolio generally performed well, the relative low allocation to this strong performing group detracted from results.

     Going into the first quarter of 1996, the Portfolio's management has made few adjustments to the Portfolio's overall holdings. In general, these holdings reflect a cautionary outlook for corporate profits, based on the expectation that many companies will have difficulty posting increases in 1996.

     Financial stocks remain the Portfolio's largest industry allocation, representing nearly 20% of total assets. In this sector, holdings are focused in mortgage agencies and multi-line insurers, with banks playing a lesser role. Regional Bell Operating Companies remain prominent, given prospects for deregulation and expanded business opportunities.

     Since valuations for integrated oil companies appear reasonable, several stocks in this category have also been added. Similarly, the Portfolio's management feels selected industrial stocks appear attractive, namely those whose stock prices seem to adequately reflect the anticipation of weak earnings.



GROWTH OF A $10,000 INVESTMENT SINCE 1986

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in Fidelity VIP Equity-Income Portfolio, since its inception on October 9, 1986, to a similar group of investments: the S&P 500 Index and the Lipper Growth & Income Fund Index. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH
& INCOME FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GROWTH & INCOME INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT ADVISER:
Fidelity Management & Research Company


ABOUT THE FUND:
Invests primarily in income-producing equity securities.


PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Fidelity VIP Equity-Income
 Portfolio                        35.09%
S&P 500 Index                     37.53%
Lipper Growth & Income
 Fund Index                       30.47%


PORTFOLIO COMPOSITION:

As of November 30, 1995, the sector allocation of net assets was:

                             Health Care
                             6.13%

                             Industrial Machine
                             & Equipment
                             6.68%

                             Energy
                             6.13%
[PIE CHART]
                             Utilities
                             7.45%

                             Nondurables
                             9.11%

                             Finance
                             19.07%

                             Other
                             45.43%

BOND MARKET OVERVIEW

1992: Government and corporate
bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

     For the U.S. fixed income market, 1995 was indeed a very favorable year. In fact, 1995's bond market turned in its third best performance in the past 30 years.
     By February 1995, investor became more confident that the Federal Reserve had successfully piloted its "soft landing" strategy - slowing growth while controlling inflation. This growing confidence quickly transformed the bond market's initial negative outlook into expectations for double-digit returns.

     Overall, the year's dramatic decline in interest rates rewarded bonds with longer durations. The 30-year U.S. Treasury bond provided a total return (principal appreciation and interest return) of 34.15% - approaching the historic return of the U.S. stock market. Conversely, the short-end of the yield curve turned in a 14.41% total return for the year (as measured by the Lehman Intermediate Government Index, an unmanaged index of average yield U.S. intermediate fixed-income bonds).

     Corporate bonds were among the market's top-performing issues for 1995. After advancing only 3.4% in 1994, investment grade corporate bonds achieved a 1995 total return of 21.2% (as measured by the Merrill Lynch Fixed Income Index).

     Strong earnings trends, coupled with strong demand and limited new supply, served to accentuate gains in the corporate sector throughout the year -- particularly in the industrial and finance categories. Not only did corporate issues offer excellent yield enhancement for many portfolios, they also served to narrow yield spreads relative to U.S. Treasuries.

     After a slow start, high yield bonds also saw increased investor interest in the second half of 1995. As the stream of positive economic news continued, concerns about moving up to "quality issues" dissipated. Now willing to accept potentially higher


Bond funds rally for the first time in more than a year, up 3.85%.

Strong earnings and low volatility make corporate bonds one of the biggest success stories throughout the year.

[GRAPHIC]

--------------------------------------------------------------------------------
1995      JAN 95          FEB 95          MAR 95          APR 95         MAY 95
--------------------------------------------------------------------------------

Confidence builds that the Federal Reserve has succedeed in engineering a "soft landing."

[GRAPHIC]
risks in exchange for the promise of higher returns, more investors began seeking return opportunities in the high yield market.

     Despite a heavy schedule of new issues in the third quarter, the high yield market delivered solid results. In the fourth quarter, the high yield market again produced positive performance - but failed to keep pace with both U.S. Treasuries and investment grade corporate bonds. This underperformance can be attributed to a variety of factors - including some disappointing third quarter corporate earnings, increased supply of new issues, and investor concern with some highly-publicized defaults in the sector.

     Mortgage-backed securities proved to be the biggest disappointment in the 1995 fixed income market. These issues, backed by mortgage obligations, were negatively affected by declining interest rates throughout the year. As homeowners saw interest rates fall, many decided to refinance their mortgages at lower rates. This increase in refinancing activity lowered the expected rate of return on mortgage securities - as loans backing these securities were paid off earlier than expected.

     Even after a small rally in December, mortgage-backed issues still seemed attractively priced relative to their valuations. However, it remains unclear as to whether this value will be realized sooner or later.

     Going forward, prospects for the overall bond market remain generally positive - as long as inflation remains in check and economic growth doesn't resurge. But enthusiasm for fixed income securities could be dampened by a number of other possible events in 1996 - such as a failure to re-elect the Federal Reserve Chairman or an inability to resolve the budget im-passe in Washington. Such events could shake investor confidence and precipitate a return to single-digit returns.

     Regardless of specific events, however, it's unlikely that 1996 returns will be able to match 1995's historic levels, unless there were to be an unexpected collapse in interest rates.


Low interest rates motivate more refinancing, negatively impacting mortgage-backed securities.

Federal Reserve lowers federal funds target rate for second time this year to 5.50%.

[GRAPHIC]


--------------------------------------------------------------------------------
JULY 95   AUG 95         SEPT 95          OCT 95          NOV 95         DEC 95
--------------------------------------------------------------------------------

[GRAPHIC]

Federal Reserve lowers target rate for federal funds to 5.75%, easing money supply.

[GRAPHIC]

Budget resolutions in Washington promise progress on federal deficit reduction.

[GRAPHIC]

The 30-year U.S. Treasury bond posted a 34.15% total return, approaching the return of the U.S. stock market.

Lehman Brothers Government and Corporate Bond Index ends year up 18.43%, the third strongest performance in the last 30 years.

                       FIDELITY VIP HIGH INCOME PORTFOLIO

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Fidelity VIP High
 Income Portfolio                 20.72%
Merrill Lynch High Yield
 Master Index                     19.91%
Salomon Brothers
 High-Yield Index                 19.71%

PORTFOLIO COMPOSITION:
As of November 30, 1995, the sector
allocation of net assets was:


Leisure &
Lodging
12.7%

Energy/Oil/Gas
9.4%

Media
9.2%
                                        [PIE CHART]
Insurance
6.7%

Communications
6.1%

Retail
5.4%

Other
50.5%


Benefiting from surges in both the equity and fixed-income markets, the Fidelity VIP High Income Portfolio delivered a 20.72% return for 1995. Consistent strong performance throughout the year enabled the Portfolio to slightly outpace its benchmark.

     During the first quarter, the Portfolio's success can be primarily attributed to its exposure to consumer-based industries - including media/leisure, cable, and nondurables. Improved earnings momentum in these industries sparked investor interest and raised price levels.

     Only the second quarter brought disappointing results for the Portfolio, largely due to exposure to one particular security that filed for bankruptcy. But performance quickly picked up again in the third quarter - driven primarily by the Portfolio's reduced exposure to over-valued zero coupon securities, as well as to lower quality securities.

     In the fourth quarter, the Portfolio's early exposure to broadcast technology issues paid off handsomely. Following Federal Trade Commission auction announcements and news of key contracts, investors recognized the value these companies offer. During this quarter, corporate restructurings, deleveraging activities, and industry re-evaluations also benefited a number of creditors - and enhanced the Portfolio's overall performance.

     Moving into the first quarter of 1996, the Portfolio is more cautiously positioned. The Portfolio's management is now focused on more conservative, growth-oriented sectors. Despite this cautious economic outlook, the Portfolio is still active in some cyclical issues - which it judges to be attractively valued following recent deleveraging activity.

     In seeking an above average yield, the Portfolio's management will continue to employ its detail-oriented approach to stock selection, maintaining close contact with individual companies that are either already represented in the portfolio or under consideration.


GROWTH OF A $10,000 INVESTMENT SINCE 1985

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in Fidelity VIP High Income Portfolio, since its inceptionon September 19, 1985, to a similar group of investments: the Merrill Lynch High Yield Master Index and the Salomon Brothers High Yield Index. Performance bench-marking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX OF HIGH YIELD BONDS. SALOMON BROTHERS HIGH-YIELD INDEX TRACKS THE PERFORMANCE OF HIGH YIELD SECURITIES TRADES IN THE U.S. BOND MARKET. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                               SELECT INCOME FUND

The Select Income Fund delivered a gain of 16.96% for 1995 - performing virtually in line with its benchmark index, the Lehman Brothers Aggregate Bond Index.

     In general, Standish, Ayer & Wood seeks to add value through several strategies. It seeks to: 1) moderate the Fund's sensitivity to interest rates;
2) identify which length maturities offer the best risk/return alternative; and
3) emphasize the most profitable sectors of the market. All of these areas contributed to the Fund's performance.

     As for interest rate sensitivity, the Fund matched the year's major movements in interest rates. In the area of yield curve positioning, the Fund was strategically concentrated in the intermediate portion of the curve - with the majority of its maturities in the three to 12 year range. After a difficult 1994, these intermediates enjoyed a resurgence in 1995. In fact, they provided the year's best risk/return alternative.

     The Fund's sector results were mixed for the year. The real success story was in corporate bonds. The Fund's management focused holdings in the industrial and finance category, which fared particularly well in 1995. While the Fund's management also made investments in the banking area, it has now eliminated the major banks and moved toward regional issues. Given the industry's propensity toward consolidation, the Fund's management feels these regional banks promise the most potential.

     The mortgage sector proved more challenging. During a period of declining interest rates, homeowners often choose to refinance their mortgages, thereby reducing the attractiveness of mortgage-backed bonds. In anticipation of a rate stabilization in this sector, the portfolio continues to include a combination of GNMA, FNMA, and FHLMC issues. None of the more esoteric mortgage derivatives that have been the subject of recent negative press are represented in the Fund.

     While not anticipating that 1996 will match 1995's historically strong returns, the Fund's management maintains a positive outlook for the bond market.


GROWTH OF A $10,000 INVESTMENT SINCE 1992

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select Income Fund, since its inception on August 21, 1992, to a similar group of investments; the Lehman Brothers Aggregate Bond Index and the Salomon Brothers Broad Market (BIG) Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF AVERAGE YIELD U.S. INVESTMENT GRADE BONDS. SALOMON BROTHERS BROAD MARKET (BIG) TRACKS THE PERFORMANCE OF INVESTMENT GRADE SECURITIES TRADED IN THE U.S. BOND MARKET. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT SUB-ADVISER:
Standish, Ayer & Wood


ABOUT THE FUND:
The Fund seeks above average income from corporate bonds, mortgages and bonds issued by the U.S. government.


PERFORMANCE:
Net total return for the one year period ending December 31, 1995:

Select Income Fund                16.96%
Lehman Brothers
 Aggregate Bond Index             18.47%
Salomon Brothers Broad
 Market Index                     18.55%


PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:

                             U.S. Government
                             and Agency
                             Obligations
                             57.57%
[PIE CHART]
                             Corporate Notes
                             & Bonds
                             36.54%

                             Cash Equivalents
                             and Other
                             5.89%


THE SELECT INCOME FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

MONEY MARKET OVERVIEW

1981: Money market returns peak at 14.71%.

1992-1993: Federal Reserve eases interest rates to boost faltering economy.

1994: Federal Reserve raises interest rates six times in an effort to slow the economy and keep inflation in check.

1995: After successfully piloting economy to a "soft landing," Federal Reserve lowers federal funds target rate twice.

     1995 began as tumultuously as any in recent memory. After disappointing returns in all market sectors in 1994, investors approached the new year cautiously. In the first quarter of 1995, this caution seemed further warranted by continued strong economic growth - a trend which seemed to be paving the way for increased inflation.

     In February, the upward trend in interest rates peaked - as the Federal Reserve raised the interest rate it charges banks from 5.5% to 6.0%. This move actually culminated a 100% rise in the Federal Funds rate over a one-year period.

     However, beginning in the second quarter of 1995, a procession of weak economic data initiated a rapid decline in interest rates. These declining interest rates, coupled with a stabilizing Federal Reserve rate, caused the yield curve to invert, meaning that short-term securities began to provide higher yields than intermediate securities. Thus, investors began pouring assets into the money market at record levels.

     By the third quarter of 1995, it began to appear that the Federal Reserve had successfully piloted the economy toward the much discussed "soft landing" strategy - slowing growth while controlling inflation. In response, the Federal Reserve lowered its federal funds rate one quarter of one percentage point to 5.75% in July.

     Following this shift in the Federal Reserve rates, the money market sector remained inverted. This continued inversion signaled that short term rates would continue to move lower in the future.

     By the end of the year, money fund assets had increased 25% - totalling a record $762.7 billion for 1995. Because this tremendous growth in assets heightened the demand for short-term financial products, their prices appreciated and their yields declined - particularly in the area of shorter-term U.S. Treasuries.

     As the fourth quarter came to a close, the Federal Reserve lowered its rate for the second time in 1995 - down another one quarter of one percentage point to 5.50%. Some analysts see this move as a signal that the Federal Reserve may continue to loosen its hold on the money supply in the months ahead.

     If inflation remains low - and economic growth remains steady - the Federal Reserve could lower rates again in the coming year. However, it's uncertain how the Federal government's continuing inability to agree on a budget resolution could affect both investor confidence and economic growth as we move into 1996.



Inflationary fears prompt seventh interest rate hike, completing a 100% rise in the Fed rate over a one-year period.

Declining interest rates and a stabilzed Federal Funds rate inverts yield curve.

Federal Reserve Lowers Federal Funds target rate for second time in a year to 5.50%.

[GRAPHIC]

--------------------------------------------------------------------------------
1995      1ST QUARTER      2ND QUARTER      3RD QUARTER       4TH QUARTER
--------------------------------------------------------------------------------

[GRAPHIC]

Confidence builds that the Federal Reserve has succeeded in engineering a "soft landing."

Federal Reserve lowers target rate for Federal Funds to 5.75%, easing money supply.

[GRAPHIC]

Over 1995, money fund assets increased 25% to a record $762.7 billion.

                                MONEY MARKET FUND


The Money Market Fund outperformed the Lipper Money Market Funds Index, delivering a solid 5.84% return for the year ending December 31, 1995.

Throughout 1995, the Money Market Fund continued to focus on its three primary goals: preservation of capital, maintenance of liquidity, and generation of current income. In seeking to achieve these goals, the Fund's management employed varying responses to rapidly-evolving developments within the money markets.

Toward the end of the second quarter, the Fund's management adapted to the lower interest rate environment by lengthening the average maturity of its holdings. As rates declined further, management also adjusted the Fund's composition - shifting away from variable rate securities. Since rates on these securities can be quickly reset, they are less attractive in declining rate environments.

When the Federal Reserve lowered its federal funds rate in the third quarter, implying short term rates would continue to move lower, the Fund's management maintained its average weighted maturity.

As 1995's historic demand for short-term financial products drove prices upward and yields downward for shorter-term U.S. Treasuries, the Fund's management decreased exposure to this asset class. Currently, the Fund is heavily weighted in high quality, first tier commercial paper. Plans are to continue to emphasize this sector, as well as all short-term financial products.

In the coming year, the Fund's management foresees subdued inflation, an accommodating Federal Reserve, and moderate economic growth. If the economy remains stable and the federal budget impasse is resolved, interest rates have the potential to decline further. In light of this view, the Fund enters 1996 with a modestly longer average weighted maturity.


INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.


ABOUT THE FUND:
Strives to maximize current income for investors with preservation of capital and liquidity.


PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Money Market Fund                 5.84%
IBC/Donoghue General Purpose
 Money Market Average             5.54%
Lipper Money Market
  Funds Index                     5.37%


PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:

                             Commercial Paper
                             41.49%

                             Corporate
                             Notes and
                             Bonds
                             44.03%
[PIE CHART]
                             Cash
                             Equivalents
                             2.37%

                             Other
                             12.11%

THE MONEY MARKET FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.


IBC/DONOGHUE IS AN INDEPENDENT FIRM THAT TRACKS 2a-7 REGULATED MONEY MARKET FUNDS ON A YIELD, SHAREHOLDER, ASSET SIZE AND PORTFOLIO ALLOCATION BASIS. THE LIPPER MONEY MARKET FUNDS INDEX IS AN UNMANAGED INDEX OF THE TOP 30 FUNDS WITHIN THE MONEY MARKET CATEGORY.

                           SELECT INTERNATIONAL EQUITY FUND
                    PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1995

                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.82%

               AUSTRALIA - 9.48%
   195,090     Broken Hill Proprietary Co., Ltd                   $   2,757,300
   658,240     MIM Holdings                                             910,736
   270,720     National Australia Bank, Ltd                           2,436,695
   464,270     News Corp.                                             2,479,650
   202,750     WMC, Ltd                                               1,303,077
                                                                  -------------
                                                                      9,887,458
                                                                  -------------

               FINLAND - 1.36%
    75,000     Repola                                                 1,416,396
                                                                  -------------

               FRANCE - 1.41%
    19,930     Elf Aquitaine                                          1,470,386
                                                                  -------------

               GERMANY - 2.80%
     5,580     Hoechst AG                                             1,520,461
     4,400     Mannesmann AG                                          1,403,362
                                                                  -------------
                                                                      2,923,823
                                                                  -------------

               INDONESIA - 5.60%
    98,000     Gudang Garam                                           1,024,393
   235,000     Hanjaya Mandala Sampoerna                              2,446,175
    96,000     Hero Supermarkets                                        205,736
   242,000     Indocement Tunggal Perkasa                               812,337
   135,000     Kalbe Farma                                              457,592
   735,000     Mayora Indah                                             530,413
   279,000     Telekomunikasi                                           366,073
                                                                  -------------
                                                                      5,842,719
                                                                  -------------

               IRELAND - 2.30%
   106,400     Allied Irish Banks                                       576,406
   773,350     Smurfit (Jefferson) Group                              1,822,065
                                                                  -------------
                                                                      2,398,471
                                                                  -------------

               ITALY - 1.65%
   608,010     STET Societa Finanziaria Telefonica                    1,720,856
                                                                  -------------

               JAPAN - 1.34%
    77,000     Canon, Inc.                                            1,395,906
                                                                  -------------

               MALAYSIA - 4.37%
   388,000     Development & Commercial Bank Holdings, Berhad         1,130,883
   294,000     Hume Industries Berhad                                 1,412,737
   108,000     Malaysian International Shipping Corp.                   282,878
   652,200     Sime-Darby Berhad                                      1,733,958
                                                                  -------------
                                                                      4,560,456
                                                                  -------------

               MEXICO - 0.40%
   249,700     Grupo Financiero Banamex, Series B                       418,719
                                                                  -------------

               NETHERLANDS - 10.85%
    39,400     ABN-Amro Holdings                                      1,796,731
     9,950     Akzo Nobel, NV                                         1,152,048
   185,150     Elsevier, NV                                           2,471,764
    24,605     International Nederlanden CVA                          1,645,461
     9,890     KLM                                                      347,972
     5,040     Nutricia Ver Bedrijven                                   408,108
    79,300     Philips Electronics                                    2,869,265
    17,205     Royal PTT Nederland, ADR                                 625,738
                                                                  -------------
                                                                     11,317,087
                                                                  -------------

               SINGAPORE - 7.76%
   246,000     City Developments                                      1,791,347
   185,000     Development Bank of Singapore                          2,301,929
   134,000     Fraser and Neave, Ltd, Ord                             1,705,237
   129,800     Singapore Press                                        2,294,152
                                                                  -------------
                                                                      8,092,665
                                                                  -------------

               SPAIN - 0.99%
    20,495     Banco de Santander                                     1,028,837
                                                                  -------------

               SWEDEN - 2.16%
     8,150     Assi Doman AB                                            177,088
    84,869     Ericsson Series B                                      1,664,800
    13,000     Stora Kopparbergs Bergslags Aktiebolag, Series A         153,006
    12,600     Volvo (AB), Series B                                     258,570
                                                                  -------------
                                                                      2,253,464
                                                                  -------------

               SWITZERLAND - 9.37%
     2,177     Alusuisse-Lonza Holdings, Regd                         1,729,263
     3,448     Ciba-Geigy AG, Regd                                    3,041,513
       378     Roche Holdings AG                                      2,997,651
     1,474     Schweiz Ruckverisch                                    1,719,121
     1,415     Schweizerisher Bankverein                                289,603
                                                                  -------------
                                                                      9,777,151
                                                                  -------------

               THAILAND - 3.03%
   128,800     Bangkok Bank Public Co., Ltd                           1,564,669
     9,900     Siam Cement Public Co., Ltd                              548,663
   103,800     Thai Farmers Bank Public Co., Ltd                      1,046,685
                                                                  -------------
                                                                      3,160,017
                                                                  -------------


                          See Notes to Financial Statements.
------------------------------------------------------------                 20

                           SELECT INTERNATIONAL EQUITY FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995


                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
               UNITED KINGDOM - 31.94%
   212,000     Argyll Group, Plc                                  $   1,119,114
   212,350     Barclays Bank, Ord                                     2,436,443
   211,450     British Airways, Plc                                   1,529,865
   196,230     British Gas, Plc, Ord                                    773,853
    41,100     British Petroleum                                        343,946
   371,577     BTR, Plc, Ord                                          1,898,035
   342,650     B.A.T Industries, Ord                                  3,019,090
   211,900     Cadbury Schweppes                                      1,750,258
   114,350     Chubb Security, Plc, Ord                                 565,464
   337,430     Coats Viyella, Plc, Ord                                  916,814
    83,700     General Accident, Plc, Ord                               845,991
   262,700     General Electric Co., Plc, Ord                         1,447,931
    67,400     Glaxo Wellcome, Plc                                      957,504
    22,000     Granada Group, Plc                                       220,314
   114,360     Grand Metropolitan, Plc, Ord                             823,857
   449,700     Hanson Trust                                           1,344,043
   268,300     Ladbroke Group, Plc                                      610,264
   229,840     Lloyds TSB Group, Plc                                  1,182,956
   210,000     Medeva, Plc, Ord                                         873,803
   225,750     Prudential Corp., Plc, Ord                             1,454,573
   275,400     Scottish Power, Plc                                    1,582,068
   262,850     Siebe, Plc, Ord                                        3,240,321
   100,400     Thorn EMI, Plc                                         2,364,715
   297,700     Vodafone Group, Plc                                    1,065,392
    49,000     Zeneca Group, Plc, Ord                                   947,924
                                                                  -------------
                                                                     33,314,538
                                                                  -------------

               UNITED STATES - 0.01%
       400     US Industries, Inc.*                                       7,050
                                                                  -------------
               TOTAL COMMON STOCKS                                  100,985,999
               (Cost $91,855,906)                                 -------------

PREFERRED STOCK - 0.31%

    69,985     News Corp., Ltd (Australia)                              327,455
                                                                  -------------
               TOTAL PREFERRED STOCK                                    327,455
               (Cost $278,776)                                    -------------

INVESTMENT COMPANIES - 2.47%

 1,880,824     ILA Prime Obligation Portfolio Fund                    1,880,824
   696,034     Lehman Brothers Prime Fund, Class A                      696,034
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             2,576,858
               (Cost $2,576,858)                                  -------------

TOTAL INVESTMENTS - 99.60%                                          103,890,312
(Cost $94,711,540)                                                -------------

NET OTHER ASSETS AND LIABILITIES - 0.40%                                421,822
                                                                  -------------
NET ASSETS - 100.00%                                              $ 104,312,134
                                                                  -------------
                                                                  -------------

----------------------------------------
  * Non income producing security.
ADR American Depository Receipt


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:


              CONTRACTS TO SETTLEMENT CONTRACTS AT  IN EXCHANGE   APPRECIATION
 PAR VALUE      DELIVER       DATES       VALUE      FOR U.S. $  (DEPRECIATION)
 ---------    ------------ ---------- ------------  -----------  -------------
  7,684,900       CHF        1/16/96   $ 6,681,534  $ 6,700,000     $ 18,466
  3,882,000       DEM        3/27/96     2,714,185    2,707,963       (6,222)
  6,207,000       FRF        2/13/96     1,266,962    1,267,899          937
125,000,000       JPY        2/22/96     1,217,821    1,239,636       21,815
 12,658,000       NLG        1/30/96     7,892,505    8,000,000      107,495
                                       -----------  -----------     --------
                                       $19,773,007  $19,915,498     $142,491
                                       -----------  -----------     --------
                                       -----------  -----------     --------

----------------------------
CHF Swiss Francs
DEM German Marks
FRF French Francs
JPY Japanese Yen
NLG Dutch Guilders


                          See Notes to Financial Statements.
21                        -----------------------------------------------------

                            SELECT AGGRESSIVE GROWTH FUND
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
               COMMON STOCKS - 97.80%

               TECHNOLOGY - 22.92%
    60,000     Adaptec, Inc.*                                     $   2,460,000
    50,400     Advanced Semiconductor Materials
                International NV                                      2,482,200
    99,200     Altera Corp.*                                          4,935,200
   144,400     Atmel Corp.*                                           3,230,950
    17,200     Cabletron Systems, Inc.*                               1,393,200
    38,200     CISCO Systems, Inc.*                                   2,850,675
    90,200     Cognex Corp.*                                          3,134,450
    63,300     Computer Associates International, Inc                 3,600,188
   131,000     Conner Peripherals, Inc.*                              2,751,000
   111,600     Henry (Jack) & Associates, Inc.                        2,762,100
    60,000     Iomega Corp.*                                          2,917,500
    50,400     Komag, Inc.*                                           2,324,700
    63,500     Madge Networks NV*                                     2,841,625
    71,250     McAfee Associates, Inc.*                               3,126,094
    33,800     Micron Technology, Inc.                                1,339,325
     5,900     PairGain Technologies, Inc.*                             323,025
   108,400     S3, Inc.*                                              1,910,550
    54,300     Seagate Technology, Inc.*                              2,579,250
    47,900     Softkey International, Inc.*                           1,107,688
    92,000     Sun Microsystems, Inc.*                                4,197,500
   101,000     Teradyne, Inc.*                                        2,525,000
    95,400     Veritas Software Co.*                                  3,625,200
                                                                  -------------
                                                                     58,417,420
                                                                  -------------

               FINANCIAL - 12.15%
    71,000     Aames Financial Corp.                                  1,979,125
    60,700     Alex Brown, Inc.                                       2,549,400
    71,700     ALLIED Group, Inc.                                     2,581,200
    79,000     American Financial Group, Inc.                         2,419,375
    55,600     Bank of Boston Corp.                                   2,571,500
   124,100     Bear Stearns Cos., Inc.                                2,466,488
   123,300     Lehman Brothers Holdings, Inc.                         2,620,125
   101,400     North Fork Bancorp., Inc.                              2,560,350
   153,600     Olympic Financial, Ltd*                                2,496,000
   114,501     Penncorp Financial Group, Inc.                         3,363,445
    73,200     Salomon, Inc.                                          2,598,600
   111,575     Waterhouse Investors Services, Inc.                    2,761,481
                                                                  -------------
                                                                     30,967,089
                                                                  -------------

               CHEMICALS AND DRUGS - 11.02%
    49,900     Amgen, Inc.*                                           2,962,813
    65,000     Boston Scientific Corp.*                               3,185,000
    86,000     Cephalon, Inc.                                         3,504,500
    32,600     Eastman Chemical Co.                                   2,041,575
   113,800     Empi, Inc.*                                            2,901,900
    99,400     Lincare Holdings, Inc.*                                2,485,000
   152,100     Liposome Co., Inc.*                                    3,042,000
    16,500     Medeva Plc, ADR                                          279,428
    12,600     Medic Computer Systems, Inc.*                            762,300
    33,000     Research Industries, Inc.*                               891,000
   120,200     Vital Signs, Inc.                                      3,170,275
    58,300     Watson Pharmaceuticals, Inc.*                          2,856,700
                                                                  -------------
                                                                     28,082,491
                                                                  -------------

               ELECTRONICS - 10.07%
    47,150     Alliance Semiconductor Corp.*                            548,119
    91,000     American President Cos., Ltd                           2,093,000
    54,700     CellStar Corp.*                                        1,422,200
    87,300     Electroglas, Inc.*                                     2,138,850
   178,600     Electronics for Imaging, Inc.*                         7,813,750
   161,000     Integrated Circuit Systems, Inc.*                      1,992,375
    87,400     Kulicke & Soffa Industries, Inc.                       2,032,050
    75,800     Maxim Integrated Products, Inc.*                       2,918,300
    41,200     Tencor Instruments*                                    1,004,250
    52,000     Wyle Electronics Laboratories, Inc.                    1,826,500
    61,800     Xilinx, Inc.*                                          1,884,900
                                                                  -------------
                                                                     25,674,294
                                                                  -------------

               CONSUMER PRODUCTS - 9.59%
    59,300     Applied Materials*                                     2,334,938
    80,500     Ascend Communications, Inc.*                           6,530,563
    71,800     Bowater, Inc.                                          2,548,900
    46,800     Consolidated Papers, Inc.                              2,626,650
    52,500     Devon Group, Inc.*                                     1,525,781
    44,772     Kimberly-Clark Corp.                                   3,704,883
    63,000     King World Productions, Inc.*                          2,449,125
    23,300     Rock-Tenn Co., Class A                                   378,625
   112,900     Seattle FilmWorks, Inc.*                               2,342,675
                                                                  -------------
                                                                     24,442,140
                                                                  -------------

               ENERGY - 6.86%

    68,700     Asarco, Inc.                                           2,198,400
    20,200     Louisiana Land & Exploration Co.                         866,075
   285,800     Pride Petroleum Services, Inc.*                        3,036,625
   196,000     Reading & Bates Corp.*                                 2,940,000
    75,200     Sonat Offshore Drilling, Inc.                          3,365,200
   101,900     Valero Energy Corp.                                    2,496,550
    58,900     Williams Cos., Inc.                                    2,584,238
                                                                  -------------
                                                                     17,487,088
                                                                  -------------

               DURABLE GOODS - 5.87%
   135,500     Aetrium, Inc.*                                         2,710,000
    62,800     Carpenter Technology, Corp.                            2,582,650
    64,400     Credence Systems Corp.*                                1,473,150
    88,600     JLG Industries, Inc.                                   2,635,850
   194,000     Rexel, Inc.*                                           2,619,000
    33,600     U.S. Robotics Corp.                                    2,948,400
                                                                  -------------
                                                                     14,969,050
                                                                  -------------


                         See Notes to Financial Statements.
-----------------------------------------------------------                 22

                            SELECT AGGRESSIVE GROWTH FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
               AEROSPACE-AIRLINES - 3.69%
    74,000     Continental Airlines, Class B*                     $   3,219,000
    42,000     Mcdonnell Douglas Corp.                                3,864,000
    13,000     UAL Corp.*                                             2,320,500
                                                                  -------------
                                                                      9,403,500
                                                                  -------------


               BUILDING AND CONSTRUCTION - 3.58%
    17,500     Granite Construction, Inc.                               551,250
    32,200     Loews Corp.                                            2,523,675
    33,900     NCI Building Systems, Inc.*                              839,025
   118,400     Neurogen Corp.*                                        3,182,000
    36,000     Willamette Industries, Inc.                            2,025,000
                                                                  -------------
                                                                      9,120,950
                                                                  -------------

               METALS AND MINING - 2.65%
    52,100     Mueller Industries, Inc.*                              1,523,925
    19,200     Phelps Dodge Corp.                                     1,195,200
    76,200     Rayonier, Inc.                                         2,543,175
    26,200     Reynolds Metals Co.                                    1,483,575
                                                                  -------------
                                                                      6,745,875
                                                                  -------------

               CONSUMER STAPLES - 2.33%
    34,700     Acme-Cleveland Corp.                                     650,625
    31,000     IBP, Inc.                                              1,565,496
    83,200     Lydall, Inc.*                                          1,892,800
    20,200     Philip Morris Cos., Inc.                               1,828,100
                                                                  -------------
                                                                      5,937,021
                                                                  -------------

               UTILITIES - 2.27%
   196,400     CellPro, Inc.*                                         3,142,400
   298,000     NorAm Energy Corp.                                     2,644,750
                                                                  -------------
                                                                      5,787,150
                                                                  -------------

               CONSUMER CYCLICALS - 1.96%
   107,700     Grand Casinos, Inc.*                                   2,504,025
   131,000     Ross Stores, Inc.                                      2,505,375
                                                                  -------------
                                                                      5,009,400
                                                                  -------------

               BUSINESS SERVICES - 1.23%
   148,800     National Media Corp.*                                  3,124,800
                                                                  -------------

               MISCELLANEOUS - 1.11%
   195,300     Orthologic Corp.                                       2,831,850
                                                                  -------------

               CONSUMER SERVICE - 0.50%
    30,400     Robert Half International, Inc.*                       1,273,000
                                                                  -------------
               TOTAL COMMON STOCKS                                  249,273,118
               (Cost $195,724,233)                                -------------


 PAR VALUE

COMMERCIAL PAPER (A) - 0.94%

$2,389,000     Philip Morris Capital Corp.
               5.80%, 01/02/96                                        2,388,615
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                 2,388,615
               (Cost $2,388,615)                                  -------------

    SHARES
    ------

INVESTMENT COMPANIES - 1.49%

 1,281,149     ILA Prime Obligation Money Market Fund                 1,281,149
 2,506,145     ILA Prime Obligation Portfolio Fund, Class B           2,506,145
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             3,787,294
               (Cost $3,787,294)                                  -------------

TOTAL INVESTMENTS - 100.23%                                         255,449,027
(Cost $201,900,142)                                               -------------

NET OTHER ASSETS AND LIABILITIES - (0.23)%                             (577,304)
                                                                  -------------
NET ASSETS - 100.00%                                              $ 254,871,723
                                                                  -------------
                                                                  -------------

----------------------------------------
  * Non income producing security.
(A) Effective Yield.
ADR American Depository Receipt


                          See Notes to Financial Statements.
23                        -----------------------------------------------------

                           SELECT CAPITAL APPRECIATION FUND
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 87.24%

               BUSINESS SERVICES - 17.45%
    22,650     First Data Corp.                                   $   1,514,718
    31,175     HFS, Inc.*                                             2,548,556
   129,475     Paging Network, Inc.*                                  3,155,953
                                                                  -------------
                                                                      7,219,227
                                                                  -------------

               HEALTH SERVICES - 11.23%
    44,350     Exogen, Inc.*                                            853,738
    10,550     Healthsource, Inc.*                                      379,800
    21,725     HEALTHSOUTH Corp.*                                       632,741
    20,875     Omnicare, Inc.                                           934,156
     4,550     Oxford Health Plans, Inc.*                               336,131
    10,350     PacifiCare Health Systems, Class B*                      900,450
    33,900     TheraTech, Inc.*                                         610,200
                                                                  -------------
                                                                      4,647,216
                                                                  -------------

               FINANCIAL - 10.68%
     4,525     Credit Acceptance Corp.*                                  93,894
    49,525     Insignia Financial Group, Inc., Class A*               1,906,712
    45,375     Medaphis Corp.*                                        1,678,875
     9,275     Progressive Corp. of Ohio                                453,316
     9,100     Protective Life Corp.                                    284,375
                                                                  -------------
                                                                      4,417,172
                                                                  -------------

               CHEMICALS AND DRUGS - 10.45%
    38,225     ARV Assisted Living, Inc.                                449,144
    30,325     General Nutrition Cos., Inc.*                            697,475
    27,950     Gulf South Medical Supply, Inc.*                         845,488
     2,425     Intertape Polymer Group, Inc.                             76,084
    39,350     Scherer (R.P.) Corp.*                                  1,933,069
     6,925     Teva Pharmaceutical Industries, Ltd, ADR                 321,147
                                                                  -------------
                                                                      4,322,407
                                                                  -------------

               TELECOMMUNICATIONS - 9.25%
    41,225     Arch Communications Group, Inc.*                         989,400
    32,900     Black Box Corp.*                                         538,738
    37,300     CommNet Cellular, Inc.*                                1,077,038
    10,000     Millicom International Cellular SA*                      305,000
    18,625     MobileMedia Corp., Class A*                              414,406
    38,725     PriCellular Corp., Class A*                              503,425
                                                                  -------------
                                                                      3,828,007
                                                                  -------------

               FOOD SERVICES - 5.30%
     8,950     JP Foodservice, Inc.*                                    174,525
    29,100     Lone Star Steakhouse & Saloon*                         1,116,712
    21,900     Papa John's International, Inc.*                         902,006
                                                                  -------------
                                                                      2,193,243
                                                                  -------------

               RETAIL - 4.01%
    31,525     AutoZone, Inc.*                                          910,284
    31,525     Family Golf Centers, Inc.                                575,331
     6,025     O'Reilly Automotive, Inc.*                               174,725
                                                                  -------------
                                                                      1,660,340
                                                                  -------------

               DURABLE GOODS - 3.74%
    11,250     APS Holding Corp., Class A*                              253,125
    28,250     Exide Corp.                                            1,295,969
                                                                  -------------
                                                                      1,549,094
                                                                  -------------

               TRANSPORTATION - 3.06%
    19,275     Wisconsin Central Transportation Corp.*                1,267,331
                                                                  -------------

               BUILDING AND CONSTRUCTION - 2.94%
    10,975     Pitway Corp., Class A                                    743,556
    16,850     Sealed Air Corp.*                                        473,906
                                                                  -------------
                                                                      1,217,462
                                                                  -------------

               CONSUMER SERVICES - 2.30%
    27,850     CUC International, Inc.*                                 950,381
                                                                  -------------

               ENERGY - 2.17%
     3,450     NGC Corp.                                                 30,619
    44,475     Trigen Energy Corp.                                      867,263
                                                                  -------------
                                                                        897,882
                                                                  -------------

               CONSUMER STAPLES - 2.11%
    22,600     Petco Animal Supplies, Inc.*                             661,050
     4,550     Viking Office Products, Inc.*                            211,575
                                                                  -------------
                                                                        872,625
                                                                  -------------

               TECHNOLOGY - 1.55%
    22,925     Bell & Howell Holdings Co.*                              641,900
                                                                  -------------

               METALS AND MINING - 1.00%
    11,325     Minerals Technologies, Inc.                              413,363
                                                                  -------------
               TOTAL COMMON STOCKS                                   36,097,650
               (Cost $31,507,212)                                 -------------

FOREIGN COMMON STOCKS - 4.80%

    30,000     Hanjaya Mandala Sampoerna (Indonesia)                    312,278
   167,994     Wetherspoon (J.D.) Plc (United Kingdom)                1,674,512
                                                                  -------------
               TOTAL FOREIGN COMMON STOCKS                            1,986,790
               (Cost $1,913,562)                                  -------------


                          See Notes to Financial Statements.
------------------------------------------------------------                  24

                           SELECT CAPITAL APPRECIATION FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                        VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATION (A) - 1.21%

$  500,000     Federal Home Loan Bank
               5.61%, 01/12/96                                    $     499,143
                                                                  -------------
               TOTAL U.S. GOVERNMENT
               AND AGENCY OBLIGATION                                    499,143
               (Cost $499,143)                                    -------------

COMMERCIAL PAPER (A) - 6.28%

$1,000,000     General Electric Capital Corp.
               5.90%, 01/03/96                                          999,672
 1,600,000     Household Finance Corp.
               5.70%, 01/02/96                                        1,599,747
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                 2,599,419
               (Cost $2,599,419)                                  -------------


TOTAL INVESTMENTS - 99.53%                                           41,183,002
(Cost $36,519,336)                                                -------------

NET OTHER ASSETS AND LIABILITIES - 0.47%                                193,033
                                                                  -------------
NET ASSETS - 100.00%                                              $  41,376,035
                                                                  -------------
                                                                  -------------


----------------------------------------
  * Non income producing security.
(A) Effective Yield.
ADR American Depository Receipt


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:


              CONTRACTS TO SETTLEMENT CONTRACTS AT  IN EXCHANGE   APPRECIATION
 PAR VALUE      DELIVER       DATES       VALUE      FOR U.S. $  (DEPRECIATION)
 ---------    ------------ ---------- ------------  -----------  -------------
    263,000       GBP         2/8/96   $   407,906   $  411,740    $   3,834
     95,000       GBP        2/22/96       147,287      146,865         (422)
      5,000       GBP        3/28/96         7,746        7,638         (108)
  ---------   ------------  ---------- ------------  -----------  -------------
                                        $  562,939   $  566,243    $   3,304
                                       ------------  -----------  -------------
                                       ------------  -----------  -------------

----------------------------------------
GBP British Pound


                          See Notes to Financial Statements.
25                        ------------------------------------------------------

                                  SELECT GROWTH FUND
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995


                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.04%

               TECHNOLOGY - 24.14%
    66,800     Applied Materials*                                 $   2,630,250
     9,800     Automatic Data Processing, Inc.                          727,650
    30,000     AVX Corp.                                                795,000
    27,750     Cabletron Systems, Inc.*                               2,247,750
    15,600     Ceridian Corp.*                                          643,500
    41,800     CISCO Systems, Inc.*                                   3,119,325
    59,550     Computer Associates International, Inc.                3,386,906
    31,200     Computer Sciences Corp.*                               2,191,800
   101,000     Informix Corp.*                                        3,030,000
    39,400     LSI Logic Corp.*                                       1,290,350
    64,800     Nokia Corp., ADR                                       2,519,100
   108,500     Oracle Corp.*                                          4,597,688
    25,000     Teradyne, Inc.*                                          625,000
    57,500     3COM Corp.*                                            2,680,938
    29,500     U.S. Robotics Corp.                                    2,588,625
    48,200     Xilinx, Inc.*                                          1,470,100
                                                                  -------------
                                                                     34,543,982
                                                                  -------------

               ELECTRONICS - 11.46%
    63,000     Analog Devices, Inc.*                                  2,228,625
    40,300     Hewlett-Packard Co.                                    3,375,125
    82,000     Intel Corp.                                            4,653,500
    47,200     Microsoft Corp.*                                       4,141,800
    25,781     Molex, Inc., Class A*                                    789,543
    30,100     SGS-Thomson Microelectronics*                          1,211,525
                                                                  -------------
                                                                     16,400,118
                                                                  -------------

               FINANCIAL - 10.79%
    17,700     American International Group, Inc.                     1,637,250
    16,600     Federal Home Loan Mortgage Corp.                       1,386,100
    24,400     Federal National Mortgage Association                  3,028,650
    35,200     FINOVA Group, Inc.                                     1,698,400
    34,900     First USA, Inc.                                        1,548,688
    86,750     MBNA Corp.                                             3,198,906
    42,700     MGIC Investment Corp.                                  2,316,475
    13,800     PMI Group, Inc.                                          624,450
                                                                  -------------
                                                                     15,438,919
                                                                  -------------

               HEALTH SERVICES - 7.78%
    32,600     Cardinal Health, Inc.                                  1,784,850
    64,000     Medtronic, Inc.                                        3,576,000
    43,700     Quorum Health Group, Inc.*                               961,400
    34,050     St. Jude Medical, Inc.*                                1,464,150
    51,200     United Healthcare Corp.                                3,353,600
                                                                  -------------
                                                                     11,140,000
                                                                  -------------

               CONSUMER PRODUCTS - 6.51%
    26,200     Alco Standard Corp.                                    1,195,375
    33,850     Andrew Corp.*                                          1,294,763
    25,000     ASM Lithography Holding*                                 831,250
    64,900     British Sky Broadcasting Group Plc, ADR*               2,441,863
    18,200     Capital Cities/ABC, Inc.                               2,245,425
    66,300     Office Depot, Inc.*                                    1,309,425
                                                                  -------------
                                                                      9,318,101
                                                                  -------------

               BUSINESS SERVICES - 6.42%
    84,027     First Data Corp.                                       5,619,306
    32,800     HFS, Inc.*                                             2,681,400
    17,700     Paychex                                                  882,788
                                                                  -------------
                                                                      9,183,494
                                                                  -------------

               CHEMICALS AND DRUGS - 6.27%
    11,200     Air Products & Chemicals, Inc.                           590,800
    20,400     Amgen*                                                 1,211,250
    58,100     HEALTHSOUTH Corp.*                                     1,692,163
    27,400     Merck & Co., Inc.                                      1,801,550
    45,600     Pfizer, Inc.                                           2,872,800
    16,300     Scherer (R.P.) Corp.*                                    800,738
                                                                  -------------
                                                                      8,969,301
                                                                  -------------

               TELECOMMUNICATIONS - 5.05%
   244,000     Ericsson L.M. Telephone Co.,
               Class B, Series 10, ADR                                4,758,000
    40,000     Frontier Corp.                                         1,200,000
    20,500     Glenayre Technologies, Inc.*                           1,276,125
                                                                  -------------
                                                                      7,234,125
                                                                  -------------

               CONSUMER SERVICES - 2.54%
    53,400     Loewen Group, Inc.                                     1,351,683
    64,000     Tyco International, Ltd                                2,280,000
                                                                  -------------
                                                                      3,631,683
                                                                  -------------

               ELECTRICAL, GAS AND SANITARY - 2.02%
    75,800     Enron Corp.                                            2,889,875
                                                                  -------------

               AEROSPACE-AIRLINES - 1.94%
    35,500     Boeing Co.                                             2,782,313
                                                                  -------------

               CONSUMER STAPLES - 1.78%
    46,100     American Standard Cos., Inc.*                          1,290,800
    24,200     Gillette Co.                                           1,261,425
                                                                  -------------
                                                                      2,552,225
                                                                  -------------

               RETAIL - 1.21%
    60,100     AutoZone, Inc.*                                        1,735,388
                                                                  -------------


                          See Notes to Financial Statements.
------------------------------------------------------------                  26

                                  SELECT GROWTH FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995


                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
               TRANSPORTATION - 0.63%
    21,600     Fritz Cos., Inc.*                                  $     896,400
                                                                  -------------

               CONSUMER CYCLICAL - 0.50%
    21,200     CUC International, Inc.*                                 723,450
                                                                  -------------
               TOTAL COMMON STOCK                                   127,439,374
               (Cost $98,214,432)                                 -------------


 PAR VALUE
 ----------

COMMERCIAL PAPER (A) - 7.69%

$4,000,000     General Electric Corp.
               5.81%, 01/04/96                                        4,000,000
 7,000,000     Prudential Funding Corp.
               5.80%, 01/09/96                                        7,000,000
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                11,000,000
               (Cost $11,000,000)                                 -------------

INVESTMENT COMPANY - 3.30%

 4,729,778     ILA Prime Obligation Portfolio Fund                    4,729,778
                                                                  -------------
               TOTAL INVESTMENT COMPANY                               4,729,778
               (Cost $4,729,778)                                  -------------

TOTAL INVESTMENTS - 100.03%                                         143,169,152
(Cost $113,944,210)                                               -------------

NET OTHER ASSETS AND LIABILITIES - (0.03)%                              (44,466)
                                                                  -------------
NET ASSETS - 100.00%                                              $ 143,124,686
                                                                  -------------
                                                                  -------------

----------------------------------------
  *    Non income producing security.
(A)    Effective Yield.
ADR    American Depository Receipt


                          See Notes to Financial Statements.
27                        ------------------------------------------------------

                            SELECT GROWTH AND INCOME FUND
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 90.83%

               FINANCIAL - 20.70%
    60,100     Aetna Life & Casualty Co.                          $   4,161,925
    43,200     American Express Co.                                   1,787,400
    63,500     Bank of New York Co., Inc.                             3,095,625
    40,500     Chase Manhattan Corp.                                  2,455,313
    43,000     Citicorp                                               2,891,750
   100,000     FHP International Corp.*                               2,850,000
    30,000     GEICO Corp.                                            2,096,250
    11,648     HGI Realty, Inc.                                         266,448
    56,400     ITT Corp.                                              2,989,200
    42,900     ITT Hartford Group, Inc.                               2,075,288
    83,900     Northern Trust Corp.                                   4,698,400
    51,000     RJR Nabisco Holdings Corp.                             1,574,625
   109,800     TIG Holdings, Inc.                                     3,129,300
    50,000     Unum Corp.                                             2,750,000
   149,100     U.S. West, Inc.                                        2,832,900
                                                                  -------------
                                                                     39,654,424
                                                                  -------------

               DURABLE GOODS - 14.11%
    47,700     AlliedSignal, Inc.                                     2,265,750
    27,700     Boeing Co.                                             2,170,988
    86,000     Corning, Inc.                                          2,752,000
    64,000     General Electric Co.                                   4,608,000
    26,700     Lockheed Martin Corp.                                  2,109,300
   100,000     McDermott International, Inc.                          2,200,000
    35,800     Rubbermaid, Inc.                                         912,900
    52,900     Sundstrand Corp.                                       3,722,838
   272,700     Westinghouse Electric Corp.                            4,499,550
    13,100     Xerox Corp.                                            1,794,700
                                                                  -------------
                                                                     27,036,026
                                                                  -------------

               CONSUMER PRODUCTS - 12.41%
    61,800     Anheuser-Busch Cos., Inc.                              4,132,875
    68,800     Eastman Kodak Co.                                      4,609,600
    41,200     Nabisco Holdings Corp., Class A                        1,344,150
    20,100     Polaroid Corp.                                           952,238
    49,500     Readers Digest Association, Inc., Class A              2,536,875
    49,100     Seagram Co., Ltd                                       1,700,088
   118,000     Time Warner, Inc.                                      4,469,250
    34,000     Varian Associates, Inc.                                1,623,500
    40,900     Walt Disney Co.                                        2,413,100
                                                                  -------------
                                                                     23,781,676
                                                                  -------------

               CHEMICALS AND DRUGS - 9.94%
    11,600     American Home Products Corp.                           1,125,200
    44,000     Avon Products, Inc.                                    3,316,500
    70,600     Baxter International, Inc.                             2,956,375
    36,500     Ergo Science Corp.                                       520,125
    48,000     Grace (W.R.) & Co.                                     2,838,000
     4,900     Johnson & Johnson                                        419,563
    45,000     Merck & Co., Inc.                                      2,958,750
    18,500     Monsanto Co.                                           2,266,250
    14,300     Warner-Lambert Co.                                     1,388,888
    43,200     Witco Chemical Co., Inc.                               1,263,600
                                                                  -------------
                                                                     19,053,251
                                                                  -------------

               ENERGY - 7.78%
    55,000     Amerada Hess Corp.                                     2,915,000
    16,900     Ente Nazionale Idrocarburi SPA, ADR                      578,825
   173,000     Oryx Energy Co.*                                       2,313,875
    88,200     Tenneco, Inc.                                          4,376,924
   120,000     USX-Marathon Group, Inc.                               2,340,000
    47,100     Western Atlas, Inc.*                                   2,378,550
                                                                  -------------
                                                                     14,903,174
                                                                  -------------

               AUTOMOTIVE - 7.63%
    25,500     Exide Corp.                                            1,169,813
    70,100     Federal-Mogul Corp.                                    1,375,713
   130,000     Ford Motor Co.                                         3,770,000
    90,700     General Motors Corp., Class E                          4,716,400
    72,900     General Motors Corp., Class H                          3,581,213
                                                                  -------------
                                                                     14,613,139
                                                                  -------------

               TECHNOLOGY - 7.18%
    63,700     Adaptec, Inc.*                                         2,611,700
   103,200     AirTouch Communications *                              2,915,400
    97,900     Honeywell, Inc.                                        4,760,388
    31,200     International Business Machines Corp.                  2,862,600
    25,500     ITT Industries, Inc.                                     612,000
                                                                  -------------
                                                                     13,762,088
                                                                  -------------

               UTILITIES - 4.80%
    51,000     American Telephone & Telegraph Corp.                   3,302,250
    41,000     NYNEX Corp.                                            2,214,000
   123,500     WMX Technologies, Inc.                                 3,689,563
                                                                  -------------
                                                                      9,205,813
                                                                  -------------

               HOTELS - 2.61%
   377,300     Host Marriott Corp.*                                   4,999,225
                                                                  -------------


                          See Notes to Financial Statements.
------------------------------------------------------------                  28

                            SELECT GROWTH AND INCOME FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995


                                                                        VALUE
  SHARES                                                             (NOTE 2)
--------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.93%
    66,000     Litton Industries, Inc.*                           $   2,936,992
     8,400     Philip Morris Cos., Inc.                                 760,200
                                                                  -------------
                                                                      3,697,192
                                                                  -------------

               METALS AND MINING - 1.38%
    27,500     Molten Metal Technology, Inc.*                           897,188
    28,000     Phelps Dodge Corp.                                     1,743,000
                                                                  -------------
                                                                      2,640,188
                                                                  -------------

               BUILDING AND CONSTRUCTION - 0.36%
    16,367     Champion International Corp.                             687,414
                                                                  -------------
               TOTAL COMMON STOCKS                                  174,033,610
               (Cost $149,919,160)                                -------------

 PAR VALUE
 ---------

CORPORATE BONDS - 1.69%

$2,069,000     AMR Corp.
               6.13%, 11/01/24                                        2,141,415
 1,079,000     Ciba-Geigy
               6.25%, 03/15/96                                        1,087,710
                                                                  -------------
               TOTAL CORPORATE BONDS                                  3,229,125
               (Cost $3,241,329)                                  -------------

COMMERCIAL PAPER (A) - 5.45%

 2,500,000     Equitable of Iowa Cos.
               6.00%, 01/12/96                                        2,495,417
 2,000,000     Madison Funding, Inc.
               5.65%, 03/27/96                                        1,973,006
 6,000,000     Mitsubishi Motor Credit
               5.80%, 01/19/96                                        5,982,600
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                10,451,023
               (Cost $10,451,023)                                 -------------

CERTIFICATES OF DEPOSIT - 2.09%

 2,000,000     Creditanstalt Bankverein
               6.08%, 10/30/96                                        2,000,000
 2,000,000     Deutsche Bank Ag
               6.06%, 10/02/96                                        2,000,000
                                                                  -------------
               TOTAL CERTIFICATES OF DEPOSIT                          4,000,000
               (Cost $4,000,000)                                  -------------

INVESTMENT COMPANIES - 0.60%

   479,302     Goldman Sachs Financial Square Prime
               Obligation Portfolio Fund                                479,302
   676,536     Lehman Brothers Prime Fund, Class A                      676,536
        56     Temporary Investment Fund, Class B                            56
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             1,155,894
               (Cost $1,155,894)                                  -------------

TOTAL INVESTMENTS - 100.66%                                         192,869,652
(Cost $168,767,406)                                               -------------

NET OTHER ASSETS AND LIABILITIES - (0.66)%                           (1,259,652)
                                                                  -------------
NET ASSETS - 100.00%                                              $ 191,610,000
                                                                  -------------
                                                                  -------------

----------------------------------------
  * Non income producing security.
(A) Effective Yield.
ADR American Depository Receipt


                          See Notes to Financial Statements.
29                        ------------------------------------------------------

                                  SELECT INCOME FUND
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                        VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 57.57%

               FEDERAL NATIONAL MORTGAGE ASSOCIATION (D) - 19.08%
$  287,262     7.00%, 07/01/23                                    $     290,140
   471,101     7.50%, 07/01/23                                          482,728
   152,024     7.50%, 07/01/23                                          155,776
   376,595     7.50%, 09/01/23                                          385,890
   320,174     7.00%, 12/01/23                                          322,774
   295,500     7.00%, 01/01/24                                          297,900
   112,749     8.50%, 02/25/24, REMIC, PIK                              111,960
   124,715     7.50%, 04/01/24                                          127,793
    47,811     7.00%, 05/01/24                                           48,200
   433,193     7.00%, 06/01/24                                          436,710
   902,513     7.00%, 06/01/24                                          909,842
   769,340     7.50%, 07/01/24                                          788,327
   409,245     7.50%, 08/01/24                                          419,345
   373,041     7.00%, 07/01/25                                          376,070
   400,385     7.00%, 07/01/25                                          403,636
   197,256     7.00%, 07/01/25                                          198,857
   590,403     7.50%, 08/01/25                                          604,974
   952,994     7.00%, 08/01/25                                          960,733
   225,115     7.00%, 08/01/25                                          226,943
   161,739     7.00%, 08/01/25                                          163,053
   823,074     7.00%, 08/01/25                                          829,757
   452,515     7.00%, 08/01/25                                          456,189
   476,806     7.00%, 08/01/25                                          480,678
   395,027     7.00%, 09/01/25                                          398,234
 1,631,829     7.00%, 10/01/25                                        1,645,079
                                                                  -------------
                                                                     11,521,588
                                                                  -------------

               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION (D) - 15.70%
    58,337     9.00%, 07/15/18                                           62,238
    17,532     9.00%, 11/15/19                                           18,678
    63,952     7.50%, 03/15/23                                           65,791
   317,015     7.50%, 03/15/23                                          326,570
   246,904     7.50%, 06/15/23                                          254,003
   174,366     7.50%, 07/15/23                                          179,379
   919,206     7.00%, 07/15/23                                          931,671
   702,055     7.50%, 09/15/23                                          722,239
   385,623     7.00%, 11/15/23                                          390,200
   185,409     7.50%, 11/15/23                                          190,739
   221,804     7.50%, 11/15/23                                          228,181
   206,330     7.50%, 01/15/24                                          212,262
   435,351     7.00%, 02/15/24                                          440,519
   392,984     7.00%, 07/15/24                                          397,649
 1,162,810     9.00%, 08/15/24                                        1,231,846
   198,001     9.00%, 08/15/24                                          209,756
   293,859     9.00%, 11/15/24                                          314,521
   326,414     9.00%, 01/15/25                                          345,794
   431,193     9.00%, 01/15/25                                          456,792
   141,108     9.00%, 02/15/25                                          149,485
   247,500     7.00%, 08/15/25                                          250,438
 2,075,000     7.00%, 01/15/26  (A)                                   2,098,987
                                                                  -------------
                                                                      9,477,738
                                                                  -------------

               U.S. TREASURY NOTES - 15.20%
 1,000,000     6.75%, 05/31/97 (B)                                    1,020,620
   700,000     5.63%, 01/31/98                                          705,796
   380,000     5.13%, 04/30/98                                          379,229
   600,000     5.38%, 05/31/98                                          601,968
 2,050,000     5.13%, 11/30/98                                        2,043,276
   575,000     6.75%, 06/30/99                                          601,232
   275,000     6.88%, 07/31/99                                          288,750
 1,250,000     6.88%, 08/31/99                                        1,313,675
 1,225,000     7.13%, 02/29/00                                        1,304,049
   200,000     6.38%, 08/15/02                                          209,718
   700,000     5.75%, 08/15/03                                          708,421
                                                                  -------------
                                                                      9,176,734
                                                                  -------------

               FEDERAL HOME LOAN MORTGAGES - 3.43%
 2,075,000     4.22%, 01/16/96 (F)                                    2,070,764
                                                                  -------------

               U.S. TREASURY BONDS - 2.64%
   790,000     7.25%, 05/15/16 (B)                                      902,077
   500,000     8.13%, 08/15/19 (B)                                      628,660
    50,000     7.88%, 02/15/21                                           61,571
                                                                  -------------
                                                                      1,592,308
                                                                  -------------

               U.S. TREASURY BOND, PRINCIPAL STRIP - 0.92%
 2,725,000     6.83%, 11/15/21**                                        555,273
                                                                  -------------

               U.S. AGENCY BOND - 0.60%
   350,000     Federal Deposit Insurance Corp.,
               Series 1994-C1, REMIC
               7.85%, 09/25/25                                          360,661
                                                                  -------------

               TOTAL U.S. GOVERNMENT
               AND AGENCY OBLIGATIONS                                34,755,066
               (Cost $33,705,980)                                 -------------

CORPORATE NOTES AND BONDS - 36.54%

               FINANCIAL - 7.34%
   550,000     Banponce Corp.
               6.75%, 12/15/05                                          556,930
   500,000     Duke Realty, Ltd
               7.25%, 09/22/02                                          516,520
   400,000     ERP Operating, Ltd
               Senior Note
               8.50%, 05/15/99 (C)                                      423,972


                          See Notes to Financial Statements.
------------------------------------------------------------                  30

                                  SELECT INCOME FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                        VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
               FINANCIAL (CONTINUED)
$  200,000     Fairfax Financial Holdings, Ltd
               7.75%, 12/15/03                                    $     210,200
   325,000     Fairfax Financial Holdings, Ltd
               8.25%, 10/01/15                                          348,182
   450,000     Finova Capital Corp.
               6.45%, 06/01/00                                          456,278
   150,000     Ford Motor Credit, MTN
               4.75%, 07/12/96*                                         149,177
   450,000     Hanson America, Inc.
               2.39%, 03/01/01 (C)                                      374,625
   500,000     Integra Financial Corp.
               Subordinated Note
               6.50%, 04/15/00                                          509,870
   450,000     TIG Holdings, Inc.
               8.13%, 04/15/05                                          493,245
   375,000     Taubman Realty Group, Ltd
               8.00%, 06/15/99                                          392,959
                                                                  -------------
                                                                      4,431,958
                                                                  -------------

               INSURANCE - 7.20%
   575,000     Equitable Life Assurance Society
               Surplus Note
               7.70% 12/01/15 (C)                                       583,746
   550,000     ITT Corp.
               6.75%, 11/15/05                                          562,715
   425,000     Liberty Mutual Insurance Co.
               8.20%, 05/04/07 (C)                                      472,137
   500,000     London Insurance Group, Inc.
               6.88%, 09/15/05                                          516,750
   800,000     Markel Corp.
               7.25%, 11/01/03                                          817,064
   500,000     Minnesota Mutual Life Insurance Co.
               Surplus Notes
               8.25%, 09/15/25 (C)                                      544,925
   400,000     New England Mutual Life Insurance Co.
               Surplus Notes
               7.88%, 02/15/24                                          415,020
   400,000     USF & G Corp.
               Senior Note
               8.38%, 06/15/01                                          439,256
                                                                  -------------
                                                                      4,351,613
                                                                  -------------

               SECURITY BROKERS AND DEALERS - 5.16%
   475,000     Bear Stearns & Cos., Inc.
               Senior Note
               6.75%, 08/15/00                                          488,485
   150,000     Goldman Sachs Group, LP
               6.88%, 09/15/99 (C)                                      154,427
   575,000     Goldman Sachs Group, LP
               6.38%, 06/15/00 (C)                                      581,779
   400,000     Goldman Sachs Group, LP
               6.20%, 12/15/00                                          402,344
   400,000     Morgan Stanley Group, Inc.
               8.10%, 06/24/02                                          440,104
    75,000     Salomon, Inc., MTN
               6.36%, 04/01/98                                           75,147
   150,000     Salomon, Inc., MTN
               6.13%, 05/15/98                                          149,550
   125,000     Salomon, Inc., MTN
               6.04%, 07/09/98                                          124,356
    50,000     Salomon, Inc., MTN
               5.96%, 04/05/99                                           47,188
   175,000     Salomon, Inc., MTN
               6.82%, 07/26/99                                          177,650
   100,000     Salomon, Inc.
               7.13%, 08/01/99                                          100,911
   350,000     Smith Barney Holdings, Inc.
               7.88%, 10/01/99                                          372,792
                                                                  -------------
                                                                      3,114,733
                                                                  -------------

               REAL ESTATE - 4.73%
   500,000     Avalon Properties, Inc.
               Senior Note, REIT
               7.38%, 09/15/02                                          515,740
   400,000     Franchise Finance Corp. of America
               7.00%, 11/30/00                                          401,748
   475,000     Merry Land and Investment, Inc.
               7.25%, 06/15/05                                          491,217
   500,000     Shopping Center Associates
               6.75%, 01/15/04  (C)                                     498,760
   500,000     SKW Real Estate, Ltd
               7.45%, 04/15/03 (C)                                      501,715
   450,000     Spieker Properties, LP
               6.65%, 12/15/00                                          449,586
                                                                  -------------
                                                                      2,858,766
                                                                  -------------

               BANKS - 4.64%
   275,000     Capital One Bank, MTN
               8.63%, 01/15/97                                          282,673
 1,050,000     First Union Corp.
               Subordinated Notes
               6.55%, 10/15/35                                        1,105,535
   450,000     First USA Bank
               5.75%, 01/15/99                                          448,682
   400,000     St. George Bank, Ltd
               6.88%, 04/01/99 (C)                                      408,456
   425,000     St. George Bank, Ltd
               Subordinated Note
               7.15%, 10/15/05 (C)                                      439,901
   100,000     United Jersey Bank Financial Corp.
               Subordinated Note
               8.63%, 12/10/02                                          113,030
                                                                  -------------
                                                                      2,798,277
                                                                  -------------


                          See Notes to Financial Statements.
31                        ------------------------------------------------------

                                  SELECT INCOME FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995


                                                                        VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
               MANUFACTURING - 3.21%
$  900,000     Georgia-Pacific Corp.
               10.10%, 06/15/02                                   $   1,072,044
   425,000     Noranda Forest, Inc., Debenture
               8.88%, 10/15/99                                          463,552
   400,000     Scherer (R P) Corp.
               Senior Note
               6.75%, 02/01/04                                          400,600
                                                                  -------------
                                                                      1,936,196
                                                                  -------------

               PRINTING AND PUBLISHING - 2.94%
   200,000     News America Holdings, Inc.
               7.75%, 01/20/24                                          205,860
   275,000     News America Holdings, Inc.
               9.50%, 07/15/24                                          337,521
   575,000     Time Warner, Inc.
               9.13%, 01/15/13                                          647,996
   515,000     Time Warner, Inc., Debenture
               9.15%, 02/01/23                                          584,031
                                                                  -------------
                                                                      1,775,408
                                                                  -------------

               OIL, GAS AND PETROLEUM - 0.67%
   300,000     Systems Energy Resources, Inc.
               6.00%, 04/01/98                                          300,258
   100,000     Systems Energy Resources, Inc.
               7.63%, 04/01/99                                          103,716
                                                                  -------------
                                                                        403,974
                                                                  -------------

               PROCESSED FOODS - 0.65%
   350,000     Ralcorp Holdings, Inc.
               8.75%, 09/15/04                                          392,382
                                                                  -------------
               TOTAL CORPORATE NOTES AND BONDS                       22,063,307
               (Cost $21,019,859)                                 -------------

BRADY BONDS (E) - 2.09%


 1,050,000     Province of Quebec, CDA
               7.50%, 07/15/23                                        1,100,736
   165,000     Republic of Colombia
               7.25%, 02/23/04                                          158,275
                                                                  -------------
               TOTAL BRADY BONDS                                      1,259,011
               (Cost $1,211,760)                                  -------------


ASSET-BACKED SECURITIES - 5.14%

   608,580     Advanta Mortgage Loan Trust, Series 93-4
               5.50%, 02/25/09                                          581,194
   994,314     Dr Structured Finance, Series 1994k-1
               7.60%, 08/15/07                                          626,418
   231,422     Fund America Investors Corp II, Series 1993-F
               5.40%, 09/25/09                                          224,586
   368,489     Greentree Securitized Trust Corp., Series 1994-A A
               6.90%, 02/15/04                                          368,143
    71,801     Resolution Trust Corp.
               7.50%, 08/25/23 (D)                                       72,451
   205,443     Resolution Trust Corp.
               8.00%, 06/25/26 (D)                                      209,615
   122,201     Resolution Trust Corp.
               8.00%, 04/25/25 (D)                                      124,759
   275,000     Resolution Trust Corp.
               6.90%, 02/25/27 (D)                                      274,398
   342,942     Resolution Trust Corp.
               7.45%, 05/25/29 (D)                                      340,689
   277,640     UCFC Loan Trust, Series 1994-B2
               7.10%, 06/10/23                                          282,152
                                                                  -------------
               TOTAL ASSET-BACKED SECURITIES                          3,104,405
               (Cost $3,351,957)                                  -------------

    SHARES
    ------

INVESTMENT COMPANY - 0.98%

   589,554     ILA Prime Obligation Portfolio Fund                      589,554
                                                                  -------------
               TOTAL INVESTMENT COMPANY                                 589,554
               (Cost $589,554)                                    -------------

TOTAL INVESTMENTS - 102.32%                                          61,771,343
(Cost $59,879,110)                                                -------------

NET OTHER ASSETS AND LIABILITIES - (2.32)%                           (1,403,249)
                                                                  -------------
NET ASSETS - 100.00%                                              $  60,368,094
                                                                  -------------
                                                                  -------------

----------------------------------------
      * Interest is reset at various time intervals. The rate shown is that in effect at December 31, 1995.
     ** Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of payment representing interest only or principal only.
    (A)  Forward Commitments
    (B)  Collateral for Forward Commitments
    (C) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1995, these securities amounted to $4,984,443 or 8.26% of net assets.
    (D)  Pass Through Certificates
    (E)  U.S.Currency Denominated.
    (F)  Effective Yield
    MTN  Medium Term Notes
    PIK  Payment-In-Kind Security
   REIT  Real Estate Investment Trust
  REMIC  Real Estate Mortgage Investment Conduit


                          See Notes to Financial Statements.
------------------------------------------------------------                  32

                                  MONEY MARKET FUND
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                        VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 44.03%

               FINANCIAL - 19.92%
$1,000,000     American West Michigan Properties
               5.85%, 12/01/25*                                   $   1,000,000
   550,000     Associates Corp. of North America
               4.50%, 02/15/96                                          548,904
   500,000     Associates Corp. of North America, MTN
               Senior Notes
               4.68%, 04/26/96                                          498,299
 1,725,000     Associates Corp. of North America
               8.80%, 03/01/96                                        1,732,084
 1,850,000     Bankers Trust New York Corp.
               7.25%, 11/01/96                                        1,872,979
 1,000,000     Caterpillar Financial Services Corp., MTN
               5.00%, 06/26/96                                          995,399
   950,000     Corestates Capital Corp., MTN
               Senior Notes
               5.22%, 10/16/96*                                         947,925
 2,750,000     First National Bank of Ohio, MTN
               5.95%, 08/01/96                                        2,750,246
 5,000,000     First National Bank of Boston
               5.81%, 04/08/96*                                       5,001,000
   650,000     First Union Corp.
               Subordinated Notes, Registered
               8.13%, 12/15/96                                          664,631
 2,500,000     Fleet Mortgage Group, Inc., MTN
               5.84%, 11/20/96*                                       2,498,670
 1,000,000     IBM Credit Corp., MTN
               4.77%, 03/04/96                                          998,034
 2,000,000     IBM Credit Corp., MTN
               4.93%, 07/29/96                                        1,989,131
   500,000     International Lease Finance Corp.
               6.38%, 11/01/96                                          501,225
   940,000     International Lease Finance Corp.
               6.63%, 06/01/96                                          942,748
 1,700,000     ITT Corp.
               5.25%, 02/15/96                                        1,697,912
   800,000     NationsBank Corp.
               Senior Notes
               4.75%, 08/15/96                                          794,298
 4,000,000     World Savings & Loan Association, MTN
               4.88%, 03/01/96                                        3,992,692
 1,500,000     World Savings & Loan Association, MTN
               4.85%, 04/01/96                                        1,496,419
                                                                  -------------
                                                                     30,922,596
                                                                  -------------

               SECURITY BROKERS, DEALERS AND EXCHANGES - 12.26%
 2,000,000     Bear Stearns & Cos., Inc., MTN
               6.08%, 08/12/96*                                       2,001,766
 3,000,000     Bear Stearns & Cos., Inc., MTN
               5.94%, 10/07/96*                                       3,000,000
   750,000     Dean Witter Discover & Co., MTN
               6.92%, 09/30/96                                          756,098
 3,000,000     Merrill Lynch & Co., Inc., MTN
               5.65%, 06/12/96*                                       2,999,733
 3,500,000     Merrill Lynch & Co., Inc.
               5.00%, 12/15/96                                        3,478,176
 2,975,000     Morgan Stanley Group, Inc.
               8.00%, 10/15/96                                        3,026,139
 1,000,000     Morgan Stanley Group, Inc., MTN
               Senior Notes
               7.98%, 11/04/96                                        1,017,516
 2,725,000     Paine Webber Group, Inc., MTN
               Senior Notes
               6.83%, 09/03/96                                        2,741,104
                                                                  -------------
                                                                     19,020,532
                                                                  -------------


                          See Notes to Financial Statements.
33                        ------------------------------------------------------

                                  MONEY MARKET FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                        VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
               AUTOMOTIVE - 7.80%
$1,200,000     American Honda Finance Corp., MTN
               5.88%, 02/07/96* (B)                               $   1,199,935
 3,000,000     American Honda Finance Corp., MTN
               5.97%, 08/01/96* (B)                                   3,000,000
   500,000     Ford Motor Credit Co.
               8.88%, 03/15/96                                          502,956
   875,000     Ford Motor Credit Co.
               8.00%, 10/01/96                                          887,570
   500,000     General Motors Acceptance Corp., MTN
               8.85%, 07/18/96                                          507,633
 1,000,000     General Motors Acceptance Corp., MTN
               6.75%, 05/17/96                                        1,001,217
 5,000,000     General Motors Acceptance Corp., MTN
               5.50%, 06/07/96*                                       5,000,000
                                                                  -------------
                                                                     12,099,311
                                                                  -------------

               UTILITIES - 1.93%
   500,000     Bell Atlantic Financial Services, Inc., MTN
               5.50%, 06/13/96                                          499,276
 2,500,000     Potomac Electric Power Co., MTN
               6.25%, 05/28/96                                        2,502,489
                                                                  -------------
                                                                      3,001,765
                                                                  -------------

               TECHNOLOGY -1.29%
 1,500,000     American Telephone & Telegraph Corp.
               4.50%, 02/15/96                                        1,497,213
   500,000     Lockheed Corp., MTN
               4.88%, 02/15/96                                          499,320
                                                                  -------------
                                                                      1,996,533
                                                                  -------------

               MISCELLANEOUS - 0.33%
   500,000     Temple-Inland, Inc., Registered
               8.38%, 10/01/96                                          509,341
                                                                  -------------

               FOOD AND BEVERAGE - 0.29%
   450,000     PepsiCo, Inc.
               7.88%, 08/15/96                                          455,608
                                                                  -------------

               BASIC MATERIALS - 0.21%
   325,000     duPont (E I) deNemours & Co., MTN
               8.45%, 07/23/96                                          329,750
                                                                  -------------
               TOTAL CORPORATE NOTES AND BONDS                       68,335,436
               (Cost $68,335,436)                                 -------------

MUNICIPAL BONDS - 11.43%

$5,000,000     Arizona Educational Loan Marketing Corp.
               Series C-1, Auction-Based
               6.26%, 01/24/96*                                   $   5,000,000
 2,500,000     De Kalb County, Georgia
               Development Authority Revenue
               6.10%, 01/11/96                                        2,500,000
 3,000,000     Harris County, Texas Industrial Development Corp.
               Solid Waste Disposal Revenue
               5.85%, 02/20/96                                        2,999,789
 3,000,000     Colorado State Student Obligation Board Authority
               Student Loan, Senior Lien, Series III-A2
               6.07%, 01/03/96*                                       3,000,000
 3,000,000     Nebraska Higher Education Loan
               1993-1, Senior Notes, Series A-2
               5.85%, 02/08/96                                        3,000,000
 1,250,000     Pennsylvania Economic Development Financing
               Authority Economic Development Revenue
               Series D1
               5.80%, 12/01/09*                                       1,250,000
                                                                  -------------
               TOTAL MUNICIPAL BONDS                                 17,749,789
               (Cost $17,749,789)                                 -------------

COMMERCIAL PAPER (A)- 41.49%

               FINANCIAL - 19.93%
 1,000,000     Banca CRT Financial Corp.
               5.78%, 02/05/96                                          994,381
 2,900,000     Banca CRT Financial Corp.
               5.64%, 04/12/96                                        2,853,658
 1,000,000     Banca CRT Financial Corp.
               5.55%, 05/15/96                                          979,188
 1,075,000     Banca CRT Financial Corp.
               5.80%, 01/11/96                                        1,073,268
 1,000,000     Fleet Mortgage Group, Inc.
               5.77%, 01/29/96                                          995,512
 2,000,000     Fuji Bank Ltd New York
               5.76%, 03/18/96                                        1,975,360


                          See Notes to Financial Statements.
------------------------------------------------------------                  34

                                  MONEY MARKET FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                        VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
               FINANCIAL (CONTINUED)
$2,500,000     Galacia Funding Corp.
               5.63%, 03/04/96                                    $   2,475,369
 2,000,000     Galacia Funding Corp., Series A
               5.68%, 03/06/96                                        1,979,489
 2,500,000     Grupo Financiero Bancomer S.A.
               5.42%, 07/11/96                                        2,427,733
 3,000,000     Heller International Corp.
               6.00%, 01/22/96                                        2,989,500
   200,000     International Lease Finance Corp.
               7.60%, 11/29/96                                          203,311
 2,500,000     Jefferson Smurfit Finance Corp., Series B
               5.69%, 02/06/96                                        2,485,775
 3,500,000     PNC Funding Corp.
               5.77%, 02/05/96                                        3,480,366
 3,000,000     Receivables Capital Corp.
               5.81%, 01/04/96                                        2,998,548
 3,031,000     Receivables Capital Corp.
               5.85%, 01/11/96                                        3,026,159
                                                                  -------------
                                                                     30,937,617
                                                                  -------------

               UTILITIES - 6.42%
 5,000,000     Frontier Corp.
               5.78%, 02/09/96                                        4,968,692
 5,000,000     San Diego Gas & Electric
               5.85%, 03/18/96                                        5,000,000
                                                                  -------------
                                                                      9,968,692
                                                                  -------------

               TECHNOLOGY - 3.85%
$1,500,000     General Electric Capital Corp.
               5.41%, 06/12/96                                        1,463,257
 2,000,000     Mitsubishi Motor Credit
               5.80%, 01/19/96                                        1,994,200
 1,000,000     Toshiba International Finance (UK)
               5.95%, 01/30/96                                          995,207
 1,200,000     Toshiba International Finance (UK)
               5.95%, 01/02/96                                        1,199,802
   330,000     Toshiba International Finance (UK)
               5.95%, 03/11/96                                          326,182
                                                                  -------------
                                                                      5,978,648
                                                                  -------------

               EQUIPMENT LEASING - 3.21%
 5,000,000     Cooperative Association of Tractor Dealers
               5.75%, 01/22/96                                        4,983,229
                                                                  -------------

               SECURITY BROKERS AND DEALERS - 3.21%
 5,000,000     Paine Webber Group, Inc.
               5.80%, 01/31/96                                        4,975,833
                                                                  -------------

               OTHER GOVERNMENTS - 2.53%
 2,500,000     Kingdom of Sweden
               5.64%, 03/11/96                                        2,472,583
   500,000     Province of British Columbia
               5.49%, 05/03/96                                          490,630
   355,000     Western Australian Treasury Corp.
               5.75%, 02/22/96                                          352,052
   629,000     Western Australian Treasury Corp.
               5.60%, 04/24/96                                          617,846
                                                                  -------------
                                                                      3,933,111
                                                                  -------------



                          See Notes to Financial Statements.
35                        ------------------------------------------------------

                                  MONEY MARKET FUND
               PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                        VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
               CONSUMER PRODUCTS - 1.60%
$1,000,000     Fingerhut Owner Trust
               5.86%, 01/24/96                                    $     996,256
 1,500,000     Stanley Works
               5.62%, 03/27/96                                        1,479,862
                                                                  -------------
                                                                      2,476,118
                                                                  -------------

               MISCELLANEOUS - 0.74%
   155,000     Ciesco LP
               6.25%, 01/09/96                                          154,785
 1,000,000     Sunbelt-Dix, Inc.
               5.64%, 03/12/96                                          988,877
                                                                  -------------
                                                                      1,143,662
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                64,396,910
               (Cost $64,396,910)                                 -------------


CERTIFICATES OF DEPOSIT - 1.29%

 1,000,000     U.S. National Bank of Oregon
               6.35%, 02/27/96                                        1,000,424
 1,000,000     Creditanstalt Bankverein
               6.10%, 10/30/96                                        1,000,000
                                                                  -------------
               TOTAL CERTIFICATES OF DEPOSIT                          2,000,424
               (Cost $2,000,424)                                  -------------

U.S. GOVERNMENT BACKED BOND - 0.64%

 1,000,000     Federal Home Loan Bank
               6.85%, 02/28/96                                        1,001,301
                                                                  -------------
               TOTAL U.S. GOVERNMENT BACKED BOND                      1,001,301
               (Cost $1,001,301)                                  -------------

INVESTMENT COMPANIES - 1.08%

    15,460     Goldman Sachs Financial Square Prime
               Obligation Portfolio Fund                                 15,460
 1,656,865     Lehman Brothers Prime Fund, Class A                    1,656,865
        31     Temporary Investment Fund, Class B                            31
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             1,672,356
               (Cost $1,672,356)                                  -------------

TOTAL INVESTMENTS - 99.96%                                          155,156,216
(Cost $155,156,216)                                               -------------

NET OTHER ASSETS AND LIABILITIES - 0.04%                                 54,958
                                                                  -------------
NET ASSETS - 100.00%                                              $ 155,211,174
                                                                  -------------
                                                                  -------------


----------------------------------------
      * Interest is reset at various time intervals. The rate shown is that in effect at December 31, 1995.
    (A)  Effective Yield.
    (B) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of December 31, 1995, these securities amounted to $4,199,935 or 2.71% of net assets.
    MTN  Medium Term Notes


                          See Notes to Financial Statements.
------------------------------------------------------------                  36

                           ALLMERICA INVESTMENT TRUST

            STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                               SELECT                     SELECT                   SELECT
                                                            INTERNATIONAL               AGGRESSIVE                 CAPITAL
                                                             EQUITY FUND                GROWTH FUND           APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments (Note 2):
      Investments at cost. . . . . . . . . . . . . . .     $    94,711,540            $   201,900,142           $    36,519,336
      Net unrealized appreciation (depreciation) . . .           9,178,772                 53,548,885                 4,663,666
                                                           ---------------            ---------------           ---------------
          Total investments at value . . . . . . . . .         103,890,312                255,449,027                41,183,002
   Cash. . . . . . . . . . . . . . . . . . . . . . . .                  --                 1,917,605                     81,167
   Foreign currency (cost $287,912). . . . . . . . . .            288,252                        --                         --
   Net unrealized gain (loss) on forward
      foreign currency contracts (Notes 2 & 11). . . .             142,491                        --                      3,304
   Receivable for investments sold . . . . . . . . . .                  --                   486,001                    149,843
   Receivable for shares sold. . . . . . . . . . . . .             196,214                   241,244                    246,306
   Receivable from investment adviser (Note 4) . . . .                  --                        --                      3,346
   Interest and dividend receivables . . . . . . . . .             446,733                   118,447                      3,729
   Deferred organizational expense (Note 2). . . . . .                  --                        --                      5,540
   Dividend reclaim receivables. . . . . . . . . . . .              57,750                        --                        924
                                                           ---------------           ---------------            ---------------
          Total Assets . . . . . . . . . . . . . . . .         105,021,752               258,212,324                 41,677,161
                                                           ---------------           ---------------            ---------------

LIABILITIES:
   Payable for investments purchased . . . . . . . . .             500,100                 2,750,306                    232,443
   Payable for shares purchased. . . . . . . . . . . .               2,362                   308,440                         73
   Payable to custodian. . . . . . . . . . . . . . . .              52,793                        --                         --
   Advisory fee payable (Note 3) . . . . . . . . . . .              84,366                   211,877                     31,317
   Accrued expenses and other payables . . . . . . . .              69,997                    69,978                     37,293
                                                           ---------------           ---------------            ---------------
          Total Liabilities. . . . . . . . . . . . . .             709,618                 3,340,601                    301,126
                                                           ---------------           ---------------            ---------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . .     $   104,312,134           $   254,871,723            $    41,376,035
                                                           ---------------           ---------------            ---------------
                                                           ---------------           ---------------            ---------------

NET ASSETS CONSIST OF
   Paid-in capital (Note 6). . . . . . . . . . . . . .     $    95,044,431           $   196,589,468            $    36,478,701
   Undistributed (distribution in excess of)
      net investment income. . . . . . . . . . . . . .             140,980                        --                     (3,304)
   Accumulated (distribution in excess of) net
      realized gain (loss) on investments sold and
      foreign currency transactions. . . . . . . . . .            (197,338)                4,733,370                    253,736
   Net unrealized appreciation (depreciation) of
      investments, and assets and liabilities in
      foreign currency . . . . . . . . . . . . . . . .           9,324,061                53,548,885                  4,646,902
                                                           ---------------           ---------------            ---------------
TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . .     $   104,312,134           $   254,871,723            $    41,376,035
                                                           ---------------           ---------------            ---------------
                                                           ---------------           ---------------            ---------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING
   (UNLIMITED AUTHORIZATION, NO PAR VALUE) . . . . . .          91,803,489               137,942,393                 30,220,462

NET ASSET VALUE,
   Offering and redemption price per share
   (Net Assets/Shares Outstanding) . . . . . . . . . .     $         1.136           $         1.848            $         1.369
                                                           ---------------           ---------------            ---------------
                                                           ---------------           ---------------            ---------------


                         See Notes to Financial Statements.
37                       -------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 SELECT          SELECT GROW           SELECT              MONEY
                                                                 GROWTH           AND INCOME           INCOME             MARKET
                                                                  FUND               FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments (Note 2):
      Investments at cost. . . . . . . . . . . . . . .     $   113,944,210     $   168,767,406   $    59,879,110    $   155,156,216
      Net unrealized appreciation (depreciation) . . .          29,224,942          24,102,246         1,892,233                 --
                                                           ---------------     ---------------   ---------------    ---------------
          Total investments at value . . . . . . . . .         143,169,152         192,869,652        61,771,343        155,156,216
   Cash. . . . . . . . . . . . . . . . . . . . . . . .                  --           3,609,622                --             34,520
   Foreign currency (cost $287,912). . . . . . . . . .                  --                  --                --                 --
   Net unrealized gain (loss) on forward
      foreign currency contracts (Notes 2 & 11). . . .                  --                  --                --                 --
   Receivable for investments sold . . . . . . . . . .             520,873           3,028,357                --                 --
   Receivable for shares sold. . . . . . . . . . . . .              55,031               7,159            64,024            287,045
   Receivable from investment adviser (Note 4) . . . .                  --                  --             2,547                 --
   Interest and dividend receivables . . . . . . . . .             115,140             369,496           681,416          1,158,888
   Deferred organizational expense (Note 2). . . . . .                  --                  --                --                 --
   Dividend reclaim receivables. . . . . . . . . . . .                  --                  --                --                 --
                                                           ---------------     ---------------   ---------------    ---------------
          Total Assets . . . . . . . . . . . . . . . .         143,860,196         199,884,286        62,519,330        156,636,669
                                                           ---------------     ---------------   ---------------    ---------------

LIABILITIES:
   Payable for investments purchased . . . . . . . . .                  --           8,043,243         2,066,895                 --
   Payable for shares purchased. . . . . . . . . . . .              21,045              36,818                54          1,335,374
   Payable to custodian. . . . . . . . . . . . . . . .             526,763                  --             9,450                 --
   Advisory fee payable (Note 3) . . . . . . . . . . .             102,466             119,571            30,051             37,642
   Accrued expenses and other payables . . . . . . . .              85,236              74,654            44,786             52,479
                                                           ---------------     ---------------   ---------------    ---------------
          Total Liabilities. . . . . . . . . . . . . .             735,510           8,274,286         2,151,236          1,425,495
                                                           ---------------     ---------------   ---------------    ---------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . .     $   143,124,686     $   191,610,000   $    60,368,094    $   155,211,174
                                                           ---------------     ---------------   ---------------    ---------------
                                                           ---------------     ---------------   ---------------    ---------------

NET ASSETS CONSIST OF
   Paid-in capital (Note 6). . . . . . . . . . . . . .     $   117,839,442     $   163,988,543   $    59,453,594    $   155,211,911
   Undistributed (distribution in excess of)
      net investment income. . . . . . . . . . . . . .               3,143              15,372                --                 --
   Accumulated (distribution in excess of) net
      realized gain (loss) on investments sold and
      foreign currency transactions. . . . . . . . . .          (3,942,841)          3,503,839          (977,733)              (737)
   Net unrealized appreciation (depreciation) of
      investments, and assets and liabilities in
      foreign currency . . . . . . . . . . . . . . . .          29,224,942          24,102,246         1,892,233                 --
                                                           ---------------     ---------------   ---------------    ---------------
TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . .     $   143,124,686     $   191,610,000   $    60,368,094    $   155,211,174
                                                           ---------------     ---------------   ---------------    ---------------
                                                           ---------------     ---------------   ---------------    ---------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING
   (UNLIMITED AUTHORIZATION, NO PAR VALUE) . . . . . .         104,517,970         151,079,967        58,961,060        155,211,911

NET ASSET VALUE,
   Offering and redemption price per share
   (Net Assets/Shares Outstanding) . . . . . . . . . .     $         1.369     $         1.268   $         1.024    $         1.000
                                                           ---------------     ---------------   ---------------    ---------------
                                                           ---------------     ---------------   ---------------    ---------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     38

                           ALLMERICA INVESTMENT TRUST

         STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

-------------------------------------------------------------------------------------------------------------------------------
                                                               SELECT                     SELECT                   SELECT
                                                            INTERNATIONAL               AGGRESSIVE                 CAPITAL
                                                             EQUITY FUND                GROWTH FUND          APPRECIATION FUND*
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2) . . . . . . . . . . . . . . . . .     $        12,218            $       294,930           $        86,963
   Dividends (Note 2). . . . . . . . . . . . . . . . .           2,254,342                  1,678,137                    61,054
   Other income (Note 5) . . . . . . . . . . . . . . .              11,687                      2,753                        --
   Less net foreign taxes withheld . . . . . . . . . .            (316,808)                        --                    (1,443)
                                                           ---------------            ---------------           ---------------
      Total investment income. . . . . . . . . . . . .           1,961,439                  1,975,820                   146,574
                                                           ---------------            ---------------           ---------------

EXPENSES
   Investment advisory fees (Notes 3 & 4). . . . . . .             672,770                  1,943,953                   133,723
   Custodian fees. . . . . . . . . . . . . . . . . . .             110,230                      7,723                     8,494
   Fund accounting fees (Note 3) . . . . . . . . . . .              34,297                     42,326                    16,986
   Legal fees. . . . . . . . . . . . . . . . . . . . .               4,156                      5,497                     3,737
   Audit fees. . . . . . . . . . . . . . . . . . . . .               2,373                      7,227                     4,910
   Trustees' fees and expenses (Note 3). . . . . . . .               1,972                      5,886                       467
   Reports to Shareholders . . . . . . . . . . . . . .               1,719                     65,169                    14,632
   Registration fees . . . . . . . . . . . . . . . . .               3,331                     30,923                     1,171
   Amortization of organization costs (Note 2) . . . .                  --                         --                       867
   Insurance . . . . . . . . . . . . . . . . . . . . .                 548                      1,570                     1,066
   Miscellaneous . . . . . . . . . . . . . . . . . . .                 110                      8,412                     3,196
                                                           ---------------            ---------------           ---------------
      Total expenses before reimbursement. . . . . . .             831,506                  2,118,686                   189,249
      Less: Reimbursement (Note 4) . . . . . . . . . .                  --                         --                    (8,720)
                                                           ---------------            ---------------           ---------------
      Total expenses net of reimbursement. . . . . . .             831,506                  2,118,686                   180,529
                                                           ---------------            ---------------           ---------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . .           1,129,933                   (142,866)                  (33,955)
                                                           ---------------            ---------------           ---------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold. . . .              39,470                 16,028,765                 1,065,740
   Net realized gain (loss) on foreign currency transactions        20,963                         --                     2,497
   Net change in unrealized appreciation (depreciation)
      of assets and liabilities in foreign currency. .             149,915                         --                   (16,764)
   Net change in unrealized appreciation (depreciation)
      of investments . . . . . . . . . . . . . . . . .          10,617,500                 37,467,083                 4,663,666
                                                           ---------------            ---------------           ---------------

NET GAIN (LOSS)ON INVESTMENTS. . . . . . . . . . . . .          10,827,848                 53,495,848                 5,715,139
                                                           ---------------            ---------------           ---------------

NET INCREASE (DECREASE)IN NET
   ASSETS RESULTING FROM OPERATIONS. . . . . . . . . .     $    11,957,781            $    53,352,982           $     5,681,184
                                                           ---------------            ---------------           ---------------
                                                           ---------------            ---------------           ---------------


__________________________________________________________________________
*  The Fund commenced operations on April 28, 1995.


                       See Notes to Financial Statements.
39                     ---------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 SELECT          SELECT GROW           SELECT              MONEY
                                                                 GROWTH           AND INCOME           INCOME             MARKET
                                                                  FUND               FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2) . . . . . . . . . . . . . . . . .     $       321,681     $       614,995   $     3,335,513    $     7,964,553
   Dividends (Note 2). . . . . . . . . . . . . . . . .             852,325           3,168,788           148,258            242,614
   Other income (Note 5) . . . . . . . . . . . . . . .              11,423              24,078             2,060                 --
   Less net foreign taxes withheld . . . . . . . . . .                  --                  --                --                 --
                                                           ---------------     ---------------   ---------------    ---------------
      Total investment income. . . . . . . . . . . . .           1,185,429           3,807,861         3,485,831          8,207,167
                                                           ---------------     ---------------   ---------------    ---------------

EXPENSES
   Investment advisory fees (Notes 3 & 4). . . . . . .           1,017,303           1,124,323           297,434            389,542
   Custodian fees. . . . . . . . . . . . . . . . . . .               9,859              12,813            14,753             10,883
   Fund accounting fees (Note 3) . . . . . . . . . . .              41,841              39,384            42,677             36,500
   Legal fees. . . . . . . . . . . . . . . . . . . . .               5,497               5,497             5,497              5,497
   Audit fees. . . . . . . . . . . . . . . . . . . . .               7,227               7,227            10,827              9,600
   Trustees' fees and expenses (Note 3). . . . . . . .               3,668               4,584             1,538              4,217
   Reports to Shareholders . . . . . . . . . . . . . .              43,209              53,284            12,530             24,342
   Registration fees . . . . . . . . . . . . . . . . .              13,067              19,163             7,227              1,794
   Amortization of organization costs (Note 2) . . . .                  --                  --                --                 --
   Insurance . . . . . . . . . . . . . . . . . . . . .               1,533               1,533               602              2,555
   Miscellaneous . . . . . . . . . . . . . . . . . . .              18,186               7,859             3,385              6,837
                                                           ---------------     ---------------   ---------------    ---------------
      Total expenses before reimbursement. . . . . . .           1,161,390           1,275,667           396,470            491,767
      Less: Reimbursement (Note 4) . . . . . . . . . .                  --                  --            (2,547)                --
                                                           ---------------     ---------------   ---------------    ---------------
      Total expenses net of reimbursement. . . . . . .           1,161,390           1,275,667           393,923            491,767
                                                           ---------------     ---------------   ---------------    ---------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . .              24,039           2,532,194         3,091,908          7,715,400
                                                           ---------------     ---------------   ---------------    ---------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold. . . .            (240,313)         11,310,318           296,997              (390)
   Net realized gain (loss) on foreign currency transactions        20,963                  --            2,497
   Net change in unrealized appreciation (depreciation)
      of assets and liabilities in foreign currency. .                  --                  --                --                 --
   Net change in unrealized appreciation (depreciation)
      of investments . . . . . . . . . . . . . . . . .          24,384,776          25,861,731         4,278,014                 --
                                                           ---------------     ---------------   ---------------    ---------------
NET GAIN (LOSS)ON INVESTMENTS. . . . . . . . . . . . .          24,144,463          37,172,049         4,575,011               (390)
                                                           ---------------     ---------------   ---------------    ---------------

NET INCREASE (DECREASE)IN NET
   ASSETS RESULTING FROM OPERATIONS. . . . . . . . . .     $    24,168,502     $    39,704,243   $     7,666,919    $     7,715,010
                                                           ---------------     ---------------   ---------------    ---------------
                                                           ---------------     ---------------   ---------------    ---------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     40

                           ALLMERICA INVESTMENT TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                           SELECT
                                                        INTERNATIONAL                           SELECT AGGRESSIVE
                                                         EQUITY FUND                               GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED          PERIOD ENDED              YEAR ENDED DECEMBER 31,
                                            DECEMBER 31, 1995   DECEMBER 31, 1994*         1995                   1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . .     $    40,497,806      $            --      $   136,573,109       $    66,250,873
                                             ---------------      ---------------      ---------------       ---------------

INCREASE (DECREASE ) IN NET ASSETS
RESULTING FROM OPERATIONS:
    Net investment income (loss) . . . .           1,129,933              131,963            (142,866)             (221,519)
    Net realized gain (loss) on
        investments sold and foreign
        currency transactions. . . . . .              60,433              100,896           16,028,765          (10,161,948)
    Net change in unrealized appreciation
        (depreciation) of investments and
        assets and liabilities in foreign
        currency . . . . . . . . . . . .          10,767,415          (1,443,354)           37,467,083             7,667,386
                                             ---------------      ---------------      ---------------       ---------------
    Net increase (decrease) in net assets
        resulting from operations. . . .          11,957,781          (1,210,495)           53,352,982           (2,716,081)
                                             ---------------      ---------------      ---------------       ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income. . . . . . . .           (996,037)             (38,995)                   --                    --
    Net realized gain on investments . .           (396,021)             (48,530)                   --                    --
    Distribution in excess of net
        realized capital gains . . . . .                  --                   --                   --                    --
                                             ---------------      ---------------      ---------------       ---------------
        Total Distributions. . . . . . .         (1,392,058)             (87,525)                   --                    --
                                             ---------------      ---------------      ---------------       ---------------

CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares. .          58,476,233           42,401,429           74,888,511            79,109,465
    Issued to shareholders in
        reinvestment of dividends. . . .           1,392,058               87,525                   --                    --
    Cost of shares repurchased . . . . .         (6,619,686)            (693,128)          (9,942,879)           (6,071,148)
                                             ---------------      ---------------      ---------------       ---------------
        Net increase (decrease) from
        capital share transactions . . .          53,248,605           41,795,826           64,945,632            73,038,317
                                             ---------------      ---------------      ---------------       ---------------
        Total increase (decrease) in
        net assets . . . . . . . . . . .          63,814,328           40,497,806          118,298,614            70,322,236
                                             ---------------      ---------------      ---------------       ---------------

NET ASSETS AT END OF YEAR
    (INCLUDING LINE A) . . . . . . . . .     $   104,312,134      $    40,497,806      $   254,871,723         $ 136,573,109
                                             ---------------      ---------------      ---------------       ---------------
                                             ---------------      ---------------      ---------------       ---------------

(A) Undistributed (distribution in
    excess of) net investment income . .     $       140,980      $      (13,879)      $            --       $            --
                                             ---------------      ---------------      ---------------       ---------------
                                             ---------------      ---------------      ---------------       ---------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
    Sold . . . . . . . . . . . . . . . .          54,922,638           42,648,059           46,078,409            55,741,786
    Issued to shareholders in reinvestment
        of dividends . . . . . . . . . .           1,229,509               90,888                   --                    --
    Repurchased. . . . . . . . . . . . .         (6,387,844)            (699,761)          (5,889,973)           (4,299,154)
                                             ---------------      ---------------      ---------------       ---------------
        Net increase (decrease) in shares
        outstanding. . . . . . . . . . .          49,764,303           42,039,186           40,188,436            51,442,632
                                             ---------------      ---------------      ---------------       ---------------
                                             ---------------      ---------------      ---------------       ---------------

_________________________________________________________
*  The Fund commenced operations on May 2, 1994.
** The Fund commenced operations on April 28, 1995.


                       See Notes to Financial Statements.
41                     ---------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST


-----------------------------------------------------------------------------------------------------------------------------------
                                              SELECT                                                     SELECT GROWTH
                                              CAPITAL                     SELECT                           AND INCOME
                                          APPRECIATION FUND             GROWTH FUND                           FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                           PERIOD ENDED            YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                           DECEMBER 31,             1995              1994              1995              1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . .    $            --   $    88,263,274   $    53,853,524   $   110,212,501   $    60,518,037
                                            ---------------   ---------------   ---------------   ---------------   ---------------

INCREASE (DECREASE ) IN NET ASSETS
RESULTING FROM OPERATIONS:
    Net investment income (loss) . . . .            (33,955)           24,039           266,298         2,532,194         2,199,418
    Net realized gain (loss) on
        investments sold and foreign
        currency transactions. . . . . .          1,068,237          (240,313)       (3,381,025)        11,310,318         2,043,101
    Net change in unrealized appreciation
        (depreciation) of investments and
        assets and liabilities in foreign
        currency . . . . . . . . . . . .          4,646,902        24,384,776         2,059,489        25,861,731       (3,847,540)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
        resulting from operations. . . .          5,681,184        24,168,502       (1,055,238)        39,704,243           394,979
                                            ---------------   ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income. . . . . . . .                --            (20,896)         (265,912)      (2,516,822)       (2,199,265)
    Net realized gain on investments . .          (783,850)                --                --       (7,157,977)       (1,837,958)
    Distribution in excess of net
        realized capital gains . . . . .                --                 --                --               --          (683,154)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
        Total Distributions. . . . . . .          (783,850)          (20,896)         (265,912)       (9,674,799)       (4,720,377)
                                           ---------------   ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares. .        36,016,174        36,197,767        39,359,834        48,458,874        51,551,924
    Issued to shareholders in
        reinvestment of dividends. . . .           783,850            20,896           265,912         9,674,799         4,720,377
    Cost of shares repurchased . . . . .          (321,323)       (5,504,857)       (3,894,846)       (6,765,618)       (2,252,439)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
        Net increase (decrease) from
        capital share transactions . . .        36,478,701        30,713,806        35,730,900       51,368,055         54,019,862
                                           ---------------   ---------------   ---------------   ---------------   ---------------
        Total increase (decrease) in
        net assets . . . . . . . . . . .        41,376,035        54,861,412        34,409,750        81,397,499        49,694,464
                                           ---------------   ---------------   ---------------   ---------------   ---------------

NET ASSETS AT END OF YEAR
    (INCLUDING LINE A) . . . . . . . . .   $    41,376,035   $   143,124,686   $    88,263,274   $   191,610,000   $   110,212,501
                                           ---------------   ---------------   ---------------   ---------------   ---------------
                                           ---------------   ---------------   ---------------   ---------------   ---------------

(A) Undistributed (distribution in
    excess of) net investment income . .    $       (3,304)   $         3,143   $           386   $        15,372   $           308
                                            ---------------   ---------------   ---------------   ---------------   ---------------
                                            ---------------   ---------------   ---------------   ---------------   ---------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
    Sold . . . . . . . . . . . . . . . .         29,899,903        28,453,081        35,429,310        41,704,782        48,256,893
    Issued to shareholders in
        reinvestment of dividends  . . .            572,571            15,263           241,958         7,745,463         4,559,518
    Repurchased. . . . . . . . . . . . .          (252,012)        (4,239,678)       (3,516,928)       (5,657,491)       (2,119,523)
                                           ---------------    ---------------   ---------------   ---------------   ---------------
        Net increase (decrease) in
        shares outstanding . . . . . . .        30,220,462         24,228,666        32,154,340        43,792,754        50,696,888
                                           ---------------    ---------------   ---------------   ---------------   ---------------
                                           ---------------    ---------------   ---------------   ---------------   ---------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     42

                           ALLMERICA INVESTMENT TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                              SELECT INCOME                             MONEY MARKET
                                                                  FUND                                      FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                                                        1995                 1994                 1995                 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . . . .      $    40,784,092      $    25,302,221      $    95,991,332      $    71,051,834
                                                  ---------------      ---------------      ---------------      ---------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income . . . . . . . . . .            3,091,908            2,038,969            7,715,400            3,195,275
   Net realized gain (loss) on investments
      sold . . . . . . . . . . . . . . . . .              296,997          (1,207,015)                (390)                (347)
   Net change in unrealized appreciation
      (depreciation) on investments. . . . .            4,278,014          (2,340,442)                   --                   --
                                                  ---------------      ---------------      ---------------      ---------------
   Net increase (decrease) in net assets
      resulting from operations. . . . . . .            7,666,919          (1,508,488)            7,715,010            3,194,928
                                                  ---------------      ---------------      ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income . . . . . . . . . .          (3,091,908)          (2,038,969)          (7,715,400)          (3,195,275)
   Distribution in excess of net
      investment income. . . . . . . . . . .             (34,237)              (7,554)                   --                   --
                                                  ---------------      ---------------      ---------------      ---------------
      Total Distributions. . . . . . . . . .          (3,126,145)          (2,046,523)          (7,715,400)          (3,195,275)
                                                  ---------------      ---------------      ---------------      ---------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . .           19,199,494           19,443,913          178,261,897          135,502,179
   Issued to shareholders in reinvestment
      of dividends . . . . . . . . . . . . .            3,126,145            2,046,523            7,715,400            3,195,275
   Cost of shares repurchased  . . . . . . .          (7,282,411)          (2,453,554)        (126,757,065)        (113,757,609)
                                                  ---------------      ---------------      ---------------      ---------------

      Net increase (decrease) from capital
      share transactions   . . . . . . . . .           15,043,228           19,036,882           59,220,232           24,939,845
                                                  ---------------      ---------------      ---------------      ---------------
      Total increase (decrease) in net assets          19,584,002           15,481,871           59,219,842           24,939,498
                                                  ---------------      ---------------      ---------------      ---------------

NET ASSETS AT END OF YEAR (INCLUDING
   LINE A) . . . . . . . . . . . . . . . . .      $    60,368,094      $    40,784,092      $   155,211,174      $    95,991,332
                                                  ---------------      ---------------      ---------------      ---------------
                                                  ---------------      ---------------      ---------------      ---------------

(A) Undistributed (distribution in excess of)
       net investment income . . . . . . . .      $            --      $            --      $            --      $            --
                                                  ---------------      ---------------      ---------------      ---------------
                                                  ---------------      ---------------      ---------------      ---------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . .           19,366,727           19,802,226          178,261,897          135,502,179
   Issued to shareholders in reinvestment
      of dividends . . . . . . . . . . . . .            3,138,951            2,156,709            7,715,400            3,195,275
   Repurchased . . . . . . . . . . . . . . .          (7,409,278)          (2,543,789)        (126,757,065)        (113,757,609)
                                                  ---------------      ---------------      ---------------      ---------------
      Net increase (decrease) in shares
      outstanding. . . . . . . . . . . . . .           15,096,400           19,415,146           59,220,232           24,939,845
                                                  ---------------      ---------------      ---------------      ---------------
                                                  ---------------      ---------------      ---------------      ---------------


                       See Notes to Financial Statements.
43                     ---------------------------------------------------------

                         ALLMERICA INVESTMENT TRUST
                            FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                          INCOME FROM INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                    ---------------------------------------------------   ---------------------------------------------------------
                                             NET REALIZED
                       NET                        AND                                  DISTRIBUTIONS
                      ASSET                   UNREALIZED                   DIVIDENDS     FROM NET
                      VALUE         NET       GAIN (LOSS)    TOTAL FROM    FROM NET      REALIZED     DISTRIBUTIONS
   YEAR ENDED       BEGINNING   INVESTMENT        ON         INVESTMENT   INVESTMENT      CAPITAL          IN             TOTAL
  DECEMBER 31,       OF YEAR     INCOME(2)    INVESTMENTS    OPERATIONS     INCOME         GAINS         EXCESS       DISTRIBUTIONS
  ------------      ---------   ----------   ------------    ----------   ----------   ------------   -------------   -------------
     SELECT
  INTERNATIONAL
 EQUITY FUND(1)
      1995          $ 0.963     $   0.013     $   0.176      $   0.189    $  (0.011)     $  (0.005)       $ --         $  (0.016)
      1994            1.000         0.003        (0.038)        (0.035)      (0.001)        (0.001)         --            (0.002)

SELECT AGGRESSIVE
  GROWTH FUND(1)
      1995            1.397        (0.001)        0.452          0.451           --             --          --                --
      1994            1.431        (0.002)       (0.032)        (0.034)          --             --          --                --
      1993            1.197         0.001         0.234          0.235       (0.001)            --          --            (0.001)
      1992            1.000         0.001         0.197          0.198       (0.001)            --          --            (0.001)

    SELECT CAPITAL
APPRECIATION FUND(1)
      1995            1.000        (0.001)        0.397          0.396           --         (0.027)         --            (0.027)

    SELECT GROWTH
     FUND(1)
      1995            1.099            --         0.270          0.270           --             --          --                --
      1994            1.119         0.003        (0.020)        (0.017)      (0.003)            --          --            (0.003)
      1993            1.111         0.001         0.008          0.009       (0.001)            --          --            (0.001)
      1992            1.000         0.001         0.111          0.112       (0.001)            --          --            (0.001)

                                                                                          RATIOS TO AVERAGE NET ASSETS
                                                                          --------------------------------------------------------
                       NET
                    INCREASE                                                             OPERATING
                   (DECREASE)    NET ASSET                                               EXPENSES
                       IN          VALUE                     NET ASSETS       NET        INCLUDING        GROSS            NET
   YEAR ENDED       NET ASSET     END OF         TOTAL         END OF     INVESTMENT  REIMBURSEMENTS   MANAGEMENT      MANAGEMENT
  DECEMBER 31,        VALUE        YEAR         RETURN          YEAR      INCOME (2)  AND REDUCTIONS       FEE             FEE
  ------------     ----------    ---------      ------       ----------   ----------  --------------   ----------      -----------
     SELECT
  INTERNATIONAL
 EQUITY FUND(1)
      1995         $   0.173      $ 1.136       19.63%        $104,312       1.68%         1.24%          1.00%            1.00%
      1994            (0.037)       0.963       (3.49)%**       40,498       0.87%*        1.50%*         1.00%*           0.72%*

SELECT AGGRESSIVE
  GROWTH FUND(1)
      1995             0.451        1.848       32.28%         254,872      (0.07)%        1.09%          1.00%            1.00%
      1994            (0.034)       1.397       (2.31)%        136,573      (0.21)%        1.16%          1.00%            1.00%
      1993             0.234        1.431       19.51%          66,251       0.10%         1.19%          1.00%            0.96%
      1992             0.197        1.197       19.85%**         9,270       0.34%*        1.35%*       N/A              N/A

    SELECT CAPITAL
APPRECIATION FUND(1)
      1995             0.369        1.369       39.56%**        41,376      (0.25)%*       1.35%*         1.00%*           0.93%*

    SELECT GROWTH
     FUND(1)
      1995             0.270        1.369       24.59%         143,125       0.02%         0.97%          0.85%            0.85%
      1994            (0.020)       1.099       (1.49)%         88,263       0.37%         1.03%          0.85%            0.85%
      1993             0.008        1.119        0.84%          53,854       0.15%         1.05%          0.85%            0.82%
      1992             0.111        1.111       11.25%**         9,308       0.40%*        1.20%*       N/A              N/A


                                         OPERATING
                                         EXPENSES
                       PORTFOLIO         EXCLUDING
   YEAR ENDED          TURNOVER       REIMBURSEMENTS
  DECEMBER 31,           RATE         AND REDUCTIONS
  ------------         ---------      --------------
     SELECT
  INTERNATIONAL
 EQUITY FUND(1)
      1995                 24%             1.24%
      1994                 19%             1.78%*

SELECT AGGRESSIVE
  GROWTH FUND(1)
      1995                104%             1.09%
      1994                100%             1.16%
      1993                 76%             1.23%
      1992                 33%             1.88%*

    SELECT CAPITAL
APPRECIATION FUND(1)
      1995                 95%             1.42%*

    SELECT GROWTH
     FUND(1)
      1995                 51%             0.97%
      1994                 55%             1.03%
      1993                 65%             1.08%
      1992                  3%             1.72%*


*    Annualized
**   Not Annualized
(1)  The Funds commenced operations as follows:

     Select International  Select Aggressive   Select Capital    Select Growth
         Equity Fund          Growth Fund     Appreciation Fund       Fund
     --------------------  -----------------  -----------------  --------------
         May 2, 1994        August 21, 1992     April 28, 1995   August 21, 1992

(2) Net investment income per share before reimbursement (as applicable) of fees by the investment adviser were as follows:


                                                      Years Ended December 31,
                                             ---------------------------------------
                                                1995     1994      1993       1992
                                             --------- -------   --------  ---------
     Select International Equity Fund (1)    $   N/A   $ 0.002   $   N/A   $   N/A
     Select Aggressive Growth Fund (1)           N/A     N/A        0.000    (0.001)
     Select Capital Appreciation Fund (1)      (0.001)   N/A         N/A       N/A
     Select Growth Fund (1)                      N/A     N/A        0.001     0.000


                                                                              44


                       See Notes to Financial Statements.

                          ALLMERICA INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                          INCOME FROM INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                    ---------------------------------------------------   ---------------------------------------------------------
                                             NET REALIZED
                       NET                        AND                                  DISTRIBUTIONS
                      ASSET                   UNREALIZED                   DIVIDENDS     FROM NET
                      VALUE         NET       GAIN (LOSS)    TOTAL FROM    FROM NET      REALIZED     DISTRIBUTIONS
   YEAR ENDED       BEGINNING   INVESTMENT        ON         INVESTMENT   INVESTMENT      CAPITAL          IN             TOTAL
  DECEMBER 31,       OF YEAR     INCOME(2)    INVESTMENTS    OPERATIONS     INCOME         GAINS         EXCESS       DISTRIBUTIONS
  ------------      ---------   ----------   ------------    ----------   ----------   ------------   -------------   -------------
SELECT GROWTH AND
 INCOME FUND(1)
      1995          $ 1.027      $  0.019      $  0.290       $  0.309    $  (0.019)     $  (0.049)   $     --         $  (0.068)
      1994            1.069         0.025        (0.018)         0.007       (0.025)        (0.017)     (0.007)(2)        (0.049)
      1993            0.990         0.023         0.079          0.102       (0.023)            --          --            (0.023)
      1992            1.000         0.008        (0.009)        (0.001)      (0.008)        (0.001)         --            (0.009)

     SELECT
 INCOME FUND(1)
      1995            0.930         0.060         0.095          0.155       (0.060)            --      (0.001)(3)        (0.061)
      1994            1.035         0.055        (0.105)        (0.050)      (0.055)            --          --            (0.055)
      1993            0.988         0.052         0.055          0.107       (0.052)        (0.008)         --            (0.060)
      1992            1.000         0.018        (0.012)         0.006       (0.018)            --          --            (0.018)

  MONEY MARKET
      FUND
      1995            1.000         0.057            --          0.057       (0.057)            --          --            (0.057)
      1994            1.000         0.039            --          0.039       (0.039)            --          --            (0.039)
      1993            1.000         0.030            --          0.030       (0.030)            --          --            (0.030)
      1992            1.000         0.037            --          0.037       (0.037)            --          --            (0.037)
      1991            1.000         0.060            --          0.060       (0.060)            --          --            (0.060)


                                                                                          RATIOS TO AVERAGE NET ASSETS
                                                                          --------------------------------------------------------
                       NET
                    INCREASE                                                             OPERATING
                   (DECREASE)    NET ASSET                                               EXPENSES
                       IN          VALUE                     NET ASSETS       NET        INCLUDING        GROSS            NET
   YEAR ENDED       NET ASSET     END OF         TOTAL         END OF     INVESTMENT  REIMBURSEMENTS   MANAGEMENT      MANAGEMENT
  DECEMBER 31,        VALUE        YEAR         RETURN          YEAR      INCOME (2)  AND REDUCTIONS       FEE             FEE
  ------------     ----------    ---------      ------       ----------   ----------  --------------   ----------      -----------
SELECT GROWTH AND
 INCOME FUND(1)
      1995         $   0.241      $ 1.268       30.32%        $191,610       1.69%         0.85%          0.75%            0.75%
      1994            (0.042)       1.027        0.73%         110,213       2.51%         0.91%          0.75%            0.75%
      1993             0.079        1.069       10.37%          60,518       2.73%         0.99%          0.75%            0.71%
      1992            (0.010)       0.990       (0.11)%**        7,302       3.20%*        1.10%*          N/A              N/A

     SELECT
 INCOME FUND(1)
      1995             0.094        1.024       16.96%          60,368       6.24%         0.79%          0.60%            0.59%
      1994            (0.105)       0.930       (4.82)%         40,784       6.07%         0.83%          0.60%            0.58%
      1993             0.047        1.035       10.95%          25,302       5.91%         0.91%          0.60%            0.43%
      1992            (0.012)       0.988        0.62%**         5,380       5.38%*        1.00%*          N/A              N/A

  MONEY MARKET
      FUND
      1995               --         1.000        5.84%         155,211       5.68%         0.36%          0.29%            0.29%
      1994               --         1.000        3.93%          95,991       3.94%         0.45%          0.31%            0.31%
      1993               --         1.000        3.00%          71,052       2.95%         0.42%          0.32%            0.31%
      1992               --         1.000        3.78%          64,506       3.65%         0.44%           N/A              N/A
      1991               --         1.000        6.22%          39,909       5.98%         0.43%           N/A              N/A


                                         OPERATING
                                         EXPENSES
                       PORTFOLIO         EXCLUDING
   YEAR ENDED          TURNOVER       REIMBURSEMENTS
  DECEMBER 31,           RATE         AND REDUCTIONS
  -----------          ---------      --------------
SELECT GROWTH AND
 INCOME FUND(1)
      1995                112%            0.85%
      1994                107%            0.91%
      1993                 25%            1.03%
      1992                  4%            2.37%*

     SELECT
 INCOME FUND(1)
      1995                131%            0.80%
      1994                105%            0.85%
      1993                171%            1.08%
      1992                119%            1.67%*

  MONEY MARKET
      FUND
      1995                 N/A            0.36%
      1994                 N/A            0.45%
      1993                 N/A            0.43%
      1992                 N/A            0.44%
      1991                 N/A            0.43%


*    Annualized
**   Not Annualized
(1)  The Funds commenced operations on August 21, 1992.
(2)  Represents distributions in excess of net realized capital gains.
(3)  Represents distributions in excess of net investment income.
(4) Net investment income per share before reimbursement (as applicable) of fees by the investment adviser were as follows:


                                         Years Ended December 31,
                                   -------------------------------------
                                    1995      1994       1993     1992
                                   ------    ------    --------  -------
Select Growth and Income Fund (1)  $  N/A    $  N/A    $  0.023  $ 0.005
Select Income Fund (1)              0.060     0.055       0.050    0.015
Money Market Fund                     N/A       N/A       0.030      N/A


45

                       See Notes to Financial Statements.

                             ALLMERICA INVESTMENT TRUST
                  NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

1.   ORGANIZATION
Allmerica Investment Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") formerly State Mutual Life Assurance Company of America, or other affiliated insurance companies (the "Companies"). As of the date of this report, the Trust offered twelve managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select International Equity, Select Aggressive Growth, Select Capital Appreciation, Select Growth, Select Growth and Income, Select Income and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios") only.

2.   SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales during the day, at the mean of the closing bid and asking price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at market value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

FORWARD FOREIGN CURRENCY CONTRACTS: The Select International Equity and Select Capital Appreciation Funds have entered into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Purchases and sales of forward foreign currency contracts having the same settlement date and counterparty are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on settlement date.

FOREIGN CURRENCY TRANSLATION: Investment valuations, other assets and liabilities initially denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

----------------------------------                                            46

                             ALLMERICA INVESTMENT TRUST

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Select Growth and Income and Select Income Funds and annually for the Select International Equity, Select Aggressive Growth, Select Capital Appreciation and Select Growth Funds. All Portfolios with the exception of the Money Market Fund declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on securities and fowards, including "Post October Losses" (Note 9) and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio of the Trust intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio.

ORGANIZATION COSTS: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation. The Investment Adviser incurred all start up costs of the Portfolios except for Select Capital Appreciation.

EXPENSES: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

FORWARD COMMITMENTS: Each Portfolio may from time to time purchase securities on a forward commitment basis. Debt securities are often issued on this basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. During the period between purchase and settlement, typically no payment is made by a Portfolio and no interest accrues to the Portfolio. The market value of forward commitments may be more or less than the purchase price payable at settlement date.


47                                      ----------------------------------

                             ALLMERICA INVESTMENT TRUST

3.   INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY
     TRANSACTIONS
Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following percentages of average daily net asset value: 1.00% for the Select International Equity, the Select Aggressive Growth and the Select Capital Appreciation Funds, 0.85% for the Select Growth Fund, 0.75% for the Select Growth and Income Fund and 0.60% for the Select Income Fund. For the Money Market Fund, the annual fee is 0.35% of net asset value on the first $50,000,000; 0.25% on the next $200,000,000; and 0.20% on the remainder. The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers.

The Sub-Advisers for each of the Portfolios are as follows:


Select International Equity         Bank of Ireland Asset Management Limited
Select Aggressive Growth            Nicholas-Applegate Capital Management
Select Capital Appreciation         Janus Capital Corporation
Select Growth                       Provident Investment Counsel
Select Growth and Income            John A. Levin & Co., Inc.
Select Income                       Standish, Ayer & Wood, Inc.
Money Market                        Allmerica Asset Management, Inc.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for each of the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to FDISG. In a separate agreement, FDISG receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent. Prior to March 31, 1995, fund accounting services were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America, under the same fee structure. On that date, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.. 440 Financial, an affiliate of First Allmerica, received the following fees for fund accounting and other services for the period January 1 through March 31, 1995:


 PORTFOLIO                              AFFILIATED FEES
 -----------------------------------------------------------------
 Select International Equity                $ 33,974
 Select Aggressive Growth                     14,011
 Select Capital Appreciation                       0
 Select Growth                                10,945
 Select Growth and Income                     14,192
 Select Income                                13,303
 Money Market                                 13,487

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.



--------------------------------------                                        48

                             ALLMERICA INVESTMENT TRUST

4. REIMBURSEMENT OF EXPENSES
In the event normal operating expenses of each Portfolio, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity Fund - 1.50%, Select Aggressive Growth and Select Capital Appreciation Funds - 1.35%, Select Growth Fund - 1.20%, Select Growth and Income Fund - 1.10%, Select Income Fund - 1.00% and Money Market Fund - 0.60%), the Manager will either bear such expenses directly or reduce its compensation from the Portfolios by the excess of the stated expense limitations. Expense limitations may be removed or revised without prior notice to existing shareholders. The Manager may voluntarily reimburse its fees and any expenses in excess of the expense limitations.

For the year ended December 31, 1995, the Manager voluntarily agreed to reimburse the Portfolios as follows:


PORTFOLIO                                  REIMBURSEMENT
------------------------------------------------------------------------
Select Capital Appreciation                  $ 8,720
Select Income                                  2,547

5.  BROKERAGE CREDITS
Some Portfolios have entered into an agreement with certain brokers whereby the brokers will rebate a portion of commissions. Such amounts earned by the Portfolio during 1995, under such agreements, are presented as other income in the Statement of Operations.

6.  SHARES OF BENEFICIAL INTEREST
The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7.  PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1995 were as follows:

                                           PURCHASES                              SALES
                                    ------------------------             ---------------------------
PORTFOLIO                           OTHER         GOVERNMENT            OTHER             GOVERNMENT
----------------------------------------------------------------------------------------------------------------

Select International         $ 67,490,500        $        --     $ 15,682,191           $         --
Equity

Select Aggressive
Growth                        256,229,445                                  --            194,373,812
                                                          --
Select Capital
Appreciation                   51,605,224                                  --             19,250,170
                                                          --
Select Growth                  85,159,412                                  --             56,967,757
                                                          --
Select Growth
and Income                    196,343,657                 --      155,281,754                     --

Select Income                  18,529,131         60,429,244       13,781,298             49,020,506



ALLMERICA INVESTMENT TRUST






49                                -----------------------------------

                             ALLMERICA INVESTMENT TRUST

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                            TAX BASIS
                                                                            ---------

                                                                                     NET UNREALIZED
                                               UNREALIZED           UNREALIZED        APPRECIATION
PORTFOLIO                                     APPRECIATION         DEPRECIATION       (DEPRECIATION)           COST
---------------------------------------------------------------------------------------------------------------------------=----
Select International
Equity                                         $ 11,430,254         $(2,255,095)        $ 9,175,159        $ 94,715,153

Select Aggressive
Growth                                           61,602,888          (8,054,003)         53,548,885         201,900,142

Select Capital
Appreciation                                      5,020,883            (386,597)          4,634,286          36,548,716

Select Growth                                    33,034,039          (3,849,614)         29,184,425         113,984,727

Select Growth and
Income                                                               25,451,725          (1,431,923)         24,019,802
                                                168,849,850
Select Income                                     2,217,252            (368,587)          1,848,665          59,922,678
Money Market                                             --                  --                  --         155,156,216


8.  CAPITAL LOSS CARRYFORWARD
For the year ended December 31, 1995, certain Portfolios had capital loss carryforwards which expire or were utilized as follows:

                                               DECEMBER 31,

PORTFOLIO                              2000              2001                  2002               2003              UTILIZED
---------------------------------------------------------------------------------------------------------------------------------
Select Growth                       $  7,651         $  247,191         $  2,115,070         $  360,571             $     --
Select Income                             --                 --              934,165                 --              166,974
Money Market                              --                 --                  347                144                   --


9.  POST OCTOBER LOSSES
Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1995, the following Portfolios have elected to defer losses occuring between November 1, 1995 and December 31, 1995 in the following amounts:


PORTFOLIO                                               CAPITAL                  CURRENCY
------------------------------------------------------------------------------------------------
Select International Equity                          $        --               $  197,793
Select Growth                                          1,171,841                       --
Money Market                                                 246                       --





------------------------------                                                50

                             ALLMERICA INVESTMENT TRUST

10. FOREIGN SECURITIES
Each Fund, except the Money Market Fund, may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

11. FINANCIAL INSTRUMENTS
Investing in certain financial instruments including forward foreign currency contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund and the Select Capital Appreciation Fund enter into these contracts primarily to protect the Portfolio from adverse currency movement.


51                                     -------------------------------

                         REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders
of the Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund, and Money Market Fund (each a Portfolio series of the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
February 8, 1996


------------------------------------                                       52

                             ALLMERICA INVESTMENT TRUST

                                 OTHER INFORMATION

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Distributions from long-term capital gains for the year ended December 31, 1995 were $235,621 for the Select International Fund and $1,825,719 for the Select Growth and Income Fund.




53                                     --------------------------------

                             ALLMERICA INVESTMENT TRUST

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Notes: This report is not authorized for distribution to prospective purchasers of Allmerica Financial Life Insurance and Annuity Company's Life Variable Annuity products unless accompanied or preceded by effective prospectuses of the Allmerica Financial Life Insurance and Annuity Company's Life Variable Annuity and Allmerica Investment Trust; or to prospective purchasers of Allmerica Financial Life Insurance and Annuity Company Life's or First Allmerica's ExecAnnuity Plus unless accompanied or preceded by effective prospectuses for Allmerica Financial Life Insurance and Annuity Company'sLife's or First Allmerica's ExecAnnuity Plus, Allmerica Investment Trust and Variable Insurance Products Fund, which include information related to charges and expenses.

























The information contained in the report relating to Separate Accounts VA-B and VA-C does not apply to the following policy series offered prior to October 15, 1975: ST-67, ST-69, FP-67, FP-69, SP-67, SP-69, VFR-68 and
VFS-68. The information contained in the report relating to Separate Accounts VA-G and VA-H does not apply to the previously noted policy series and following policy series offered prior to February 12, 1980: A3001-75, A3002-75, A3003-75 and A3004-75

---------------------------------                                             54

-------------------------------------------------------------------------------
                     ALLMERICA SELECT SEPARATE ACCOUNT II

           STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1995
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             MONEY                   SELECT                     SELECT
                                                             MARKET              AGGRESSIVE GROWTH              GROWTH
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . .  $  270,088               $  172,472               $   98,743
Receivable from Allmerica Financial
  Life Insurance and Annuity Company (Sponsor) . . . . . .          --                   30,585                   30,642
                                                            ----------               ----------               ----------
  Total assets . . . . . . . . . . . . . . . . . . . . . .     270,088                  203,057                  129,385

LIABILITIES:
Payable to Allmerica Financial
   Life Insurance and Annuity Company (Sponsor). . . . . .     213,964                       --                       --
                                                            ----------               ----------               ----------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .  $   56,124               $  203,057               $  129,385
                                                            ----------               ----------               ----------
                                                            ----------               ----------               ----------

Net asset distribution by category:
 Variable life policies. . . . . . . . . . . . . . . . . .  $   55,918               $  202,809               $  129,150
 Value of investment by Allmerica Financial
      Life Insurance and Annuity Company (Sponsor) . . . .         206                      248                      235
                                                            ----------               ----------               ----------
                                                            $   56,124               $  203,057               $  129,385
                                                            ----------               ----------               ----------
                                                            ----------               ----------               ----------

Units outstanding, December 31, 1995 . . . . . . . . . . .      54,369                  163,789                  110,282
Net asset value per unit, December 31, 1995. . . . . . . .  $ 1.032288               $ 1.239750               $ 1.173218



----------------------------------------------------------------------------------------------------
                                                              SELECT                   SELECT
                                                          GROWTH AND INCOME            INCOME
----------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . .  $  147,634               $   91,706
Receivable from Allmerica Financial
  Life Insurance and Annuity Company (Sponsor) . . . . . .          --                       --
                                                            ----------               ----------
  Total assets . . . . . . . . . . . . . . . . . . . . . .     147,634                   91,706

LIABILITIES:
Payable to Allmerica Financial
   Life Insurance and Annuity Company (Sponsor). . . . . .         102                       54
                                                            ----------               ----------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .  $  147,532               $   91,652
                                                            ----------               ----------
                                                            ----------               ----------

Net asset distribution by category:
 Variable life policies. . . . . . . . . . . . . . . . . .  $   147,292              $   91,432
 Value of investment by Allmerica Financial
      Life Insurance and Annuity Company (Sponsor) . . . .         240                      220
                                                            ----------               ----------
                                                            $  147,532               $   91,652
                                                            ----------               ----------
                                                            ----------               ----------
Units outstanding, December 31, 1995 . . . . . . . . . . .     122,875                   83,364
Net asset value per unit, December 31, 1995. . . . . . . .  $ 1.200667               $ 1.099424




--------------------------------------------------------------------------------------------------------
                                                                 SELECT                   SELECT
                                                          INTERNATIONAL EQUITY     CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . .     $   50,180               $   56,587
Receivable from Allmerica Financial
  Life Insurance and Annuity Company (Sponsor) . . . . . .             --                   66,931
                                                               ----------               ----------
  Total assets . . . . . . . . . . . . . . . . . . . . . .         50,180                  123,518

LIABILITIES:
Payable to Allmerica Financial
   Life Insurance and Annuity Company (Sponsor). . . . . .             29                       --
                                                               ----------               ----------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .     $   50,151               $  123,518
                                                               ----------               ----------
                                                               ----------               ----------

Net asset distribution by category:
 Variable life policies. . . . . . . . . . . . . . . . . .     $   49,926               $  123,241
 Value of investment by Allmerica Financial
      Life Insurance and Annuity Company (Sponsor) . . . .            225                      277
                                                               ----------               ----------
                                                               $   50,151               $  123,518
                                                               ----------               ----------
                                                               ----------               ----------
Units outstanding, December 31, 1995 . . . . . . . . . . .         44,596                   89,143
Net asset value per unit, December 31, 1995. . . . . . . .     $ 1.124563               $ 1.385620



The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
                     ALLMERICA SELECT SEPARATE ACCOUNT II
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         VIPF                     VIPF                     VIPF
                                                                      HIGH INCOME             EQUITY INCOME               GROWTH
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Fidelity Variable
   Insurance Products Fund . . . . . . . . . . . . . . . . . . . .    $   68,361               $  123,025               $  155,397
Investment in shares of T. Rowe Price International Series, Inc. .            --                       --                       --
Receivable from Allmerica Financial
   Life Insurance and Annuity Company (Sponsor). . . . . . . . . .            --                       --                   60,295
                                                                      ----------               ----------               -----------
  Total assets . . . . . . . . . . . . . . . . . . . . . . . . . .        68,361                  123,025                  215,692

LIABILITIES:
Payable to Allmerica Financial
   Life Insurance and Annuity Company (Sponsor). . . . . . . . . .            54                       90                       --
                                                                      ----------               ----------               ----------
  Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   68,307               $  122,935               $  215,692
                                                                      ----------               ----------               ----------
                                                                      ----------               ----------               ----------

Net asset distribution by category:
 Variable life policies. . . . . . . . . . . . . . . . . . . . . .    $   68,087               $  122,696               $  215,444
 Value of investment by Allmerica Financial
     Life Insurance and Annuity Company (Sponsor). . . . . . . . .           220                      239                      248
                                                                      ----------               ----------               ----------
                                                                      $   68,307               $  122,935               $  215,692
                                                                      ----------               ----------               ----------
                                                                      ----------               ----------               ----------

Units outstanding, December 31, 1995 . . . . . . . . . . . . . . .        62,061                  102,808                  173,972
Net asset value per unit, December 31, 1995. . . . . . . . . . . .    $ 1.100647               $ 1.195773               $ 1.239808





-------------------------------------------------------------------------------------------
                                                                            T. ROWE
                                                                     INTERNATIONAL STOCK
-------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Fidelity Variable
   Insurance Products Fund . . . . . . . . . . . . . . . . . . . .             --
Investment in shares of T. Rowe Price International Series, Inc. .     $    1,473
Receivable from Allmerica Financial
   Life Insurance and Annuity Company (Sponsor). . . . . . . . . .             --
                                                                       ----------
  Total assets . . . . . . . . . . . . . . . . . . . . . . . . . .          1,473

LIABILITIES:
Payable to Allmerica Financial
   Life Insurance and Annuity Company (Sponsor). . . . . . . . . .             15
                                                                       ----------
  Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,458
                                                                       ----------
                                                                       ----------


Net asset distribution by category:
 Variable life policies. . . . . . . . . . . . . . . . . . . . . .     $    1,458
 Value of investment by Allmerica Financial
     Life Insurance and Annuity Company (Sponsor). . . . . . . . .             --
                                                                       ----------
                                                                       $    1,458
                                                                       ----------
                                                                       ----------

Units outstanding, December 31, 1995 . . . . . . . . . . . . . . .          1,410
Net asset value per unit, December 31, 1995. . . . . . . . . . . .     $ 1.033962


The accompanying notes are an integral part of these financial statements.


                                                ALLMERICA SELECT SEPARATE ACCOUNT II

                                                      STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------------
                                                                MONEY MARKET       SELECT AGGRESSIVE GROWTH      SELECT GROWTH
                                                               FOR THE PERIOD           FOR THE PERIOD           FOR THE PERIOD
                                                             5/1/95* TO 12/31/95      5/1/95* TO 12/31/95      5/1/95* TO 12/31/95
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . .                 $ 3,310                    --                     $    14
                                                                    -------               -------                      -------

EXPENSES:
  Mortality and expense risk fees. . . . . . . . .                     543               $   104                           38
  Administrative expense fees. . . . . . . . . . .                     125                    24                            9
                                                                   -------               -------                      -------
    Total expenses . . . . . . . . . . . . . . . .                     668                   128                           47
                                                                   -------               -------                      -------

  Net investment income (loss) . . . . . . . . . .                   2,642                  (128)                         (33)
                                                                   -------               -------                      -------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain. . . . . . . . . . . . . . . .                      --                     4                           11
  Net unrealized gain (loss) . . . . . . . . . . .                      --                   417                         (892)
                                                                   -------               -------                      -------

  Net realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . .                      --                   421                         (881)
                                                                   -------               -------                      -------

  Net increase (decrease) in net assets from
    operations . . . . . . . . . . . . . . . . . .                 $ 2,642               $   293                      $  (914)
                                                                   -------               -------                      -------
                                                                   -------               -------                      -------


                                                ALLMERICA SELECT SEPARATE ACCOUNT II

------------------------------------------------------------------------------------------------------------------------------------
                                                          SELECT GROWTH AND INCOME    SELECT INCOME     SELECT INTERNATIONAL EQUITY
                                                               FOR THE PERIOD         FOR THE PERIOD           FOR THE PERIOD
                                                             5/1/95* TO 12/31/95    5/1/95* TO 12/31/95      5/1/95* TO 12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . .                 $ 6,087               $ 1,445                      $   621
                                                                   -------               -------                      -------

EXPENSES:
  Mortality and expense risk fees. . . . . . . . .                     115                    63                           67
  Administrative expense fees. . . . . . . . . . .                      27                    15                           15
                                                                   -------               -------                      -------
    Total expenses . . . . . . . . . . . . . . . .                     142                    78                           82
                                                                   -------               -------                      -------

  Net investment income (loss) . . . . . . . . . .                   5,945                 1,367                          539
                                                                   -------               -------                      -------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain. . . . . . . . . . . . . . . .                     783                   140                          537
  Net unrealized gain (loss) . . . . . . . . . . .                  (1,200)                  187                          533
                                                                   -------               -------                      -------
  Net realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . .                    (417)                  327                        1,070
                                                                   -------               -------                      -------

  Net increase (decrease) in net assets
    from operations. . . . . . . . . . . . . . . .                 $ 5,528               $ 1,694                      $ 1,609
                                                                   -------               -------                      -------
                                                                   -------               -------                      -------

* Date of initial investment

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                         SELECT CAPITAL APPRECIATION   VIPF HIGH INCOME        VIPF EQUITY INCOME
                                                               FOR THE PERIOD           FOR THE PERIOD           FOR THE PERIOD
                                                             5/1/95* TO 12/31/95      5/1/95* TO 12/31/95      5/1/95* TO 12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . .                 $ 1,079                    --                      $   638
                                                                   -------               -------                      -------


EXPENSES:
  Mortality and expense risk fees. . . . . . . . .                      95               $    58                          101
  Administrative expense fees. . . . . . . . . . .                      22                    13                           23
                                                                   -------               -------                      -------
    Total expenses . . . . . . . . . . . . . . . .                     117                    71                          124
                                                                   -------               -------                      -------

  Net investment income (loss) . . . . . . . . . .                     962                   (71)                         514
                                                                   -------               -------                      -------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . . . . . .                   2,120                    48                          453
  Net unrealized gain (loss) . . . . . . . . . . .                   1,002                   805                        5,154
                                                                   -------               -------                      -------
  Net realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . .                   3,122                   853                        5,607
                                                                   -------               -------                      -------
  Net increase (decrease) in net assets from
    operations . . . . . . . . . . . . . . . . . .                 $ 4,084               $   782                      $ 6,121
                                                                   -------               -------                      -------
                                                                   -------               -------                      -------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    VIPF GROWTH            T. ROWE INTERNATIONAL STOCK
                                                                   FOR THE PERIOD                FOR THE PERIOD
                                                                5/1/95* TO 12/31/95          8/23/95* TO 12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . . . . . .                      --                           --
                                                                   -------                      -------

EXPENSES:
  Mortality and expense risk fees. . . . . . . . .                 $   146                      $     2
  Administrative expense fees. . . . . . . . . . .                      34                           --
                                                                   -------                      -------
    Total expenses . . . . . . . . . . . . . . . .                     180                            2
                                                                   -------                      -------

  Net investment income (loss) . . . . . . . . . .                    (180)                          (2)
                                                                   -------                       -------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . . . . . .                  (4,864)                           1
  Net unrealized gain (loss) . . . . . . . . . . .                  (5,909)                          47
                                                                   -------                      -------
  Net realized and unrealized gain (loss) on
    investments  . . . . . . . . . . . . . . . . .                 (10,773)                          48
                                                                   -------                      -------
  Net increase (decrease) in net assets
    from operations. . . . . . . . . . . . . . . .                $(10,953)                     $    46
                                                                  --------                      -------
                                                                  --------                      -------


* Date of initial investment

The accompanying notes are an integral part of these financial statements.

                       ALLMERICA SELECT SEPARATE ACCOUNT II

                       STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------
                                             MONEY MARKET        SELECT AGGRESIVE GROWTH       SELECT GROWTH
                                              PERIOD FROM              PERIOD FROM              PERIOD FROM
                                          5/1/95* to 12/31/95      5/1/95* to 12/31/95      5/1/95* to 12/31/95
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . .       $   2,642                 $   (128)                $    (33)
  Net realized gain from security
    transactions . . . . . . . . . . . .              --                        4                       11
  Net unrealized gain (loss) on
    investments. . . . . . . . . . . . .              --                      417                     (892)
                                               ---------                ---------                ---------

  Net increase (decrease) in net
    assets from operations . . . . . . .           2,642                      293                     (914)
                                               ---------                ---------                ---------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . .         575,190                  127,557                  126,681
    Other transfers from (to) the
      General Account of Allmerica
      Financial Life Insurance and
      Annuity Company (Sponsor)  . . . .        (521,908)                  75,007                    3,418
    Net increase in investment by
      Allmerica Financial Life
      Insurance and Annuity
      Company (Sponsor). . . . . . . . .             200                      200                      200
                                               ---------                ---------                ---------
    Net increase in net assets
      from capital transactions. . . . .          53,482                  202,764                  130,299
                                               ---------                ---------                ---------

    Net increase in net assets . . . . .          56,124                  203,057                  129,385

 NET ASSETS:
    Beginning of period. . . . . . . . .              --                       --                       --
                                               ---------                ---------                ---------
    End of period. . . . . . . . . . . .        $ 56,124                $ 203,057                $ 129,385
                                               ---------                ---------                ---------
                                               ---------                ---------                ---------

-----------------------------------------------------------------------------------------------------------------------
                                           SELECT GROWTH AND INCOME     SELECT INCOME     SELECT INTERNATIONAL EQUITY
                                                PERIOD FROM              PERIOD FROM              PERIOD FROM
                                            5/1/95* to 12/31/95      5/1/95* to 12/31/95      5/1/95* to 12/31/95
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . .         $   5,945                $   1,367                $     539
  Net realized gain from security
    transactions . . . . . . . . . . . .               783                      140                      537
  Net unrealized gain (loss) on
    investments. . . . . . . . . . . . .            (1,200)                     187                      533
                                                 ---------                ---------                ---------

  Net increase (decrease) in net
    assets from operations . . . . . . .             5,528                    1,694                    1,609
                                                 ---------                ---------                ---------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . .            37,091                   32,948                   40,124
    Other transfers from (to) the
      General Account of Allmerica
      Financial Life Insurance and
      Annuity Company (Sponsor)  . . . .           104,713                   56,810                    8,218
    Net increase in investment by
      Allmerica Financial Life
      Insurance and Annuity
      Company (Sponsor). . . . . . . . .               200                      200                      200
                                                 ---------                ---------                ---------
    Net increase in net assets
      from capital transactions. . . . .           142,004                   89,958                   48,542
                                                 ---------                ---------                ---------

    Net increase in net assets . . . . .           147,532                   91,652                   50,151

 NET ASSETS:
    Beginning of period. . . . . . . . .                --                       --                       --
                                                 ---------                ---------                ---------
    End of period. . . . . . . . . . . .         $ 147,532                $  91,652                $  50,151
                                                 ---------                ---------                ---------
                                                 ---------                ---------                ---------

--------------------------------------------------------------------------
                                             SELECT CAPITAL APPRECIATION
                                                     PERIOD FROM
                                                 5/1/95* to 12/31/95
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . .            $       962
  Net realized gain from security
    transactions . . . . . . . . . . . .                  2,120
  Net unrealized gain (loss) on
    investments. . . . . . . . . . . . .                  1,002
                                                      ---------

  Net increase (decrease) in net
    assets from operations . . . . . . .                  4,084
                                                      ---------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . .                114,192
    Other transfers from (to) the
      General Account of Allmerica
      Financial Life Insurance and
      Annuity Company (Sponsor)  . . . .                  5,042
    Net increase in investment by
      Allmerica Financial Life
      Insurance and Annuity
      Company (Sponsor). . . . . . . . .                    200
                                                      ---------
    Net increase in net assets
      from capital transactions. . . . .                119,434
                                                      ---------

    Net increase in net assets . . . . .                123,518

 NET ASSETS:
    Beginning of period. . . . . . . . .                     --
                                                      ---------
    End of period. . . . . . . . . . . .              $ 123,518
                                                      ---------
                                                      ---------

* Date of initial investment

The accompanying notes are an integral part of these financial statements.

                       ALLMERICA SELECT SEPARATE ACCOUNT II



-------------------------------------------------------------------------------------------------------------------------
                                                   VIPF HIGH INCOME        VIPP EQUITY INCOME           VIPP GROWTH
                                                      PERIOD FROM              PERIOD FROM              PERIOD FROM
                                                  5/1/95* to 12/31/95      5/1/95* to 12/31/95      5/1/95* to 12/31/95
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . .               $     (71)               $     514                $    (180)
  Net realized gain (loss) from
    security transactions. . . . . . . .                      48                      453                   (4,864)
  Net unrealized gain (loss) on
    investments. . . . . . . . . . . . .                     805                    5,154                   (5,909)
                                                       ---------                ---------                ---------

  Net increase (decrease) in net
    assets from operations . . . . . . .                     782                    6,121                  (10,953)
                                                       ---------                ---------                ---------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . .                  20,148                   21,784                  105,504
      Other transfers from (to) the
        General Account of Allmerica
        Financial Life Insurance and
        Annuity Company (Sponsor). . . .                  47,177                   94,830                  120,941
      Net increase in investment by
        Allmerica Financial Life
        Insurance and Annuity
        Company (Sponsor). . . . . . . .                     200                      200                      200
                                                       ---------                ---------                ---------
    Net increase in net assets
      from capital transactions. . . . .                  67,525                  116,814                  226,645
                                                       ---------                ---------                ---------

    Net increase in net assets . . . . .                  68,307                  122,935                  215,692

 NET ASSETS:
  Beginning of period. . . . . . . . . .                      --                       --                       --

  End of period. . . . . . . . . . . . .               $  68,307                $ 122,935                $ 215,692
                                                       ---------                ---------                ---------
                                                       ---------                ---------                ---------


--------------------------------------------------------------------------
                                             T. ROWE INTERNATIONAL STOCK
                                                   PERIOD FROM
                                               5/1/95* to 12/31/95
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . .              $      (2)
  Net realized gain (loss) from
    security transactions. . . . . . . .                      1
  Net unrealized gain (loss) on
    investments. . . . . . . . . . . . .                     47
                                                      ---------

  Net increase (decrease) in net
    assets from operations . . . . . . .                     46
                                                      ---------

 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . .                  1,590
      Other transfers from (to) the
        General Account of Allmerica
        Financial Life Insurance and
        Annuity Company (Sponsor). . . .                   (178)
      Net increase in investment by
        Allmerica Financial Life
        Insurance and Annuity
        Company (Sponsor). . . . . . . .                     --
                                                      ---------
    Net increase in net assets
      from capital transactions. . . . .                  1,412
                                                      ---------

    Net increase in net assets . . . . .                  1,458

 NET ASSETS:
  Beginning of period. . . . . . . . . .                     --
                                                      ---------
  End of period. . . . . . . . . . . . .                $ 1,458
                                                      ---------
                                                      ---------


* Date of initial investment

The accompanying notes are an integral part of these financial statements.

                         ALLMERICA SELECT SEPARATE ACCOUNT II

                  NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

NOTE 1 - ORGANIZATION

   The Allmerica Select Separate Account II (Allmerica Select II) is a separate investment account of the Allmerica Financial Life Insurance and Annuity Company (formerly named SMA Life Assurance Company ) (the Company), established on May 1, 1995 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of flexible premium variable life policies issued by the Company. Effective October 16, 1995, concurrent with the demutualization, State Mutual Life Assurance Company of America changed their name to First Allmerica Financial Life Insurance Company (First Allmerica). The Company is a wholly-owned subsidiary of First Allmerica. Under applicable insurance law, the assets and liabilities of Allmerica Select II are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select II cannot be charged with liabilities arising out of any other business of the Company.

   Allmerica Select II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select II currently offers eleven Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica or of the Variable Insurance Products Fund (VIPF), managed by Fidelity Management & Research Company (Fidelity Management), or of the T. Rowe Price International Series, Inc. (T. Rowe) managed by Price-Fleming. The Trust, VIPF and T. Rowe are open-end, diversified series management investment companies registered under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   Investments - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, or T. Rowe. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, or T. Rowe (the Funds) at net asset value.

   Federal Income Taxes - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Allmerica Select II. Therefore, no provision for income taxes has been charged against Allmerica Select II.

NOTE 3 - INVESTMENTS

     The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, and T. Rowe at December 31, 1995 were as follows:


------------------------------------------------------------------------------------------------------------
                                                                     PORTFOLIO INFORMATION
     INVESTMENT                                          NUMBER OF        AGGREGATE              NET ASSET
     PORTFOLIO                                            SHARES            COST             VALUE PER SHARE
------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust:
Money Market                                              270,088           $ 270,088             $ 1.000
Select Aggressive Growth                                   93,329             172,055               1.848
Select Growth                                              72,128              99,635               1.369
Select Growth and Income                                  116,430             148,834               1.268
Select Income                                              89,556              91,519               1.024
Select International Equity                                44,173              49,647               1.136
Select Capital Appreciation                                41,334              55,585               1.369
Fidelity Variable Insurance Products Fund:
High Income                                                 5,673              67,555              12.050
Equity Income                                               6,384             117,871              19.270
Growth                                                      5,322             161,305              29.200
T. Rowe Price International Series, Inc.:
International Stock                                           131               1,426              11.260


                         ALLMERICA SELECT SEPARATE ACCOUNT II

NOTE 4 - RELATED PARTY TRANSACTIONS

   On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy and the cost of any additional benefits provided by rider. Currently there are no monthly administrative charges. Any future charge is guaranteed not to exceed $25 per transaction. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the period ended December 31, 1995, these monthly deductions from Sub-Account policy values amounted to $14,486.

   The Company makes a charge of .65% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risks annual charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed .80% per annum. During the first 10 policy years, the Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values but paid to the Company on a monthly basis.

   Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Allmerica Select II, and does not receive any compensation for sales of Allmerica Select II policies. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the period ended December 31, 1995, there were no contingent deferred sales charges applicable to Allmerica Select II policies.

NOTE 5 - DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select II satisfies the current requirements of the regulations, and it intends that Allmerica Select II will continue to meet such requirements.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of the Trust, VIPF, and T. Rowe shares by Allmerica Select II during the period ended December 31, 1995 were as follows:


--------------------------------------------------------------------------------
  INVESTMENT PORTFOLIO                                 PURCHASES       SALES
--------------------------------------------------------------------------------
Allmerica Investment Trust:
Money Market . . . . . . . . . . . . . . . . . .    $ 1,642,112    $ 1,372,023
Select Aggressive Growth . . . . . . . . . . . .        172,665            614
Select Growth  . . . . . . . . . . . . . . . . .        100,148            524
Select Growth and Income . . . . . . . . . . . .        170,527         22,476
Select Income. . . . . . . . . . . . . . . . . .        102,566         11,187
Select International Equity. . . . . . . . . . .         66,283         17,173
Select Capital Appreciation. . . . . . . . . . .        180,169        126,705
Fidelity Variable Insurance Products Fund:
High Income. . . . . . . . . . . . . . . . . . .         78,687         11,180
Equity Income. . . . . . . . . . . . . . . . . .        128,998         11,579
Growth . . . . . . . . . . . . . . . . . . . . .        272,664        106,494
T. Rowe Price International Series, Inc.:
International Stock. . . . . . . . . . . . . . .          1,568            143
                                                    -----------    -----------
Totals . . . . . . . . . . . . . . . . . . . . .    $ 2,916,387    $ 1,680,098
                                                    -----------    -----------
                                                    -----------    -----------


                          REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial
Life Insurance and Annuity Company and Policyowners of Allmerica Select Separate Account II of Allmerica Financial
Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Money Market, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Income, Select International Equity, Select Capital Appreciation, VIPF High Income, VIPF Equity Income, VIPF Growth, and T. Rowe International Stock) constituting the Allmerica Select Separate Account II of Allmerica Financial Life Insurance and Annuity Company at December 31, 1995, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts

February 23, 1996

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

                         This page left blank intentionally.

                              Allmerica Select Life
    Allmerica Select Life is issued by Allmerica Financial Life Insurance and Annuity Company and is distributed by Allmerica Investments, Inc.


                                [ALLMERICA LOGO]
                                    ALLMERICA
                       FINANCIAL - Registered Trademark -



                           Allmerica Investments, Inc.
                               440 Lincoln Street
                               Worcester, MA 01653

AS-245                                          [LOGO] Printed on Recycled Paper

                              ALLMERICA SELECT LIFE
Allmerica Select Life is issued by Allmerica Financial Life Insurance and Annuity Company and is distributed by Allmerica Investments, Inc.

                                [ALLMERICA LOGO]
                                    ALLMERICA
                         FINANCIAL-Registered Trademark-

                             ALLMERICA INVESTMENTS, INC.
                                 440 LINCOLN STREET
                                WORCESTER, MA  01653

AS-245                                         [LOGO] Printed on Recycled Paper